QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MOVIE GALLERY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MOVIE GALLERY, INC.
900 West Main Street
Dothan, Alabama 36301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday, June 11, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Movie Gallery, Inc. (the "Company") will be held at the Ritz-Carlton, Buckhead, 3434 Peachtree Road, NE, Atlanta, Georgia 30326 on Wednesday, June 11, 2003, at 10:00 a.m. (Eastern Time) for the following purposes:

  (1)
  To elect members of the Board of Directors to serve until the next annual meeting of stockholders;

  (2)
  To approve the adoption of the Movie Gallery, Inc. 2003 Stock Plan;

  (3)
  To approve the adoption of the Movie Gallery, Inc. 2003 Employee Stock Purchase Plan;

  (4)
  To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending January 4, 2004; and

  (5)
  To transact such other business as may properly come before the meeting or any adjournments thereof.

        These items are more fully described in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on April 17, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Only stockholders at the close of business on the record date are entitled to vote at the meeting.

        Accompanying this Notice are a Proxy and Proxy Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE MEETING TO VOTE IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. Your Proxy may be revoked at any time prior to its exercise at the meeting.

By Order of the Board of Directors,

S. Page Todd Senior Vice President, General Counsel and Secretary

Dothan, Alabama
May 9, 2003

MOVIE GALLERY, INC.
900 West Main Street
Dothan, Alabama 36301

ANNUAL MEETING OF STOCKHOLDERS
June 11, 2003

PROXY STATEMENT

INTRODUCTION

        This Proxy Statement is furnished to the stockholders of Movie Gallery, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company. The proxies solicited hereby are to be voted at the Annual Meeting of Stockholders of the Company to be held on June 11, 2003, at 10:00 a.m. (Eastern Time) and at any and all adjournments thereof (the "Annual Meeting").

        A form of proxy is enclosed for your use. The shares represented by each properly executed unrevoked proxy will be voted as directed by the stockholder executing the proxy. If no direction is made, the shares represented by each properly executed unrevoked proxy will be voted "FOR" (i) the election of management's nominees for the Board of Directors; (ii) the adoption of the Movie Gallery, Inc. 2003 Stock Plan; (iii) the adoption of the Movie Gallery, Inc. 2003 Employee Stock Purchase Plan; and (iv) the ratification of the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending January 4, 2004. With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote the proxy in accordance with their best judgment.

        Any proxy given may be revoked at any time prior to its exercise by filing with S. Page Todd, Secretary of the Company, an instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any stockholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person if such stockholder so desires.

        It is contemplated that the solicitation of proxies will be made primarily by mail. Should it, however, appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, or in person, to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares eligible to vote at the Annual Meeting and will reimburse them for their expenses in so doing. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 9, 2003.

VOTING SECURITIES

        Only holders of record of the Company's voting securities at the close of business on April 17, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had issued and outstanding 32,145,096 shares of the Company's Common Stock ("Common Stock"), the holders of which are entitled to vote at the Annual Meeting. Each share of Common Stock that was issued and outstanding as of the Record Date is entitled to one vote at the Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting.

        Abstentions may be specified as to all proposals to be brought before the Annual Meeting, other than the election of directors.

        Directors will be elected by a plurality of the votes cast. Only votes cast for a nominee will be counted, except that each properly executed unrevoked proxy will be voted for the five management nominees for the Board of Directors in the absence of instructions to the contrary. Broker non-votes and instructions on a proxy to withhold authority to vote for one or more of such nominees will result in the respective nominees receiving fewer votes.

        Approval of each of the matters to be brought before the Annual Meeting (except for the election of directors) will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote thereon. As to those proposals, if a stockholder abstains from voting on a proposal it will have the effect of a negative vote on that proposal, but if a broker indicates that it does not have authority to vote certain shares, those votes will not be considered as shares present and entitled to vote at the Annual Meeting with respect to that proposal and, therefore, will have no effect on the outcome of the vote.

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 17, 2003, by each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company's Common Stock and as to the number of shares beneficially owned by (i) each director and director nominee of the Company, (ii) the Chief Executive Officer and each of the four other executive officers of the Company named in the Summary Compensation Table under the heading "Compensation of Directors and Executive Officers" and (iii) all directors, director nominees and executive officers as a group. The Company believes that, unless otherwise noted, the persons listed below have sole investment and voting power with respect to the Common Stock they own.

Name and Address (1)	Number of Shares Of Common Stock Beneficially Owned (2)		Percentage Of Outstanding
Joe T. Malugen (3)	4,819,600	(4)	14.9%
H. Harrison Parrish	2,246,158	(5)	6.9%
J. Steven Roy	389,500	(6)	1.2%
Jeffrey S. Stubbs	81,183	(7)	*
S. Page Todd	326,440	(8)	1.0%
William B. Snow	163,750	(9)	*
Sanford C. Sigoloff	208,750	(10)	*
Philip B. Smith	83,750	(11)	*
John J. Jump (12)	0		0%
Barclays Global Investors, NA and Barclays Global Fund Advisors 45 Freemont Street San Francisco, CA 94105	1,724,397	(13)	5.4%
FMR Corp. 82 Devonshire Street Boston, MA 02109	2,776,348	(14)	8.6%
Wasatch Advisors, Inc. 150 Social Hall Avenue Salt Lake City, UT 84111	2,142,120	(15)	6.7%
All executive officers, directors and director nominees as a group (9 persons)	8,319,131	(16)	24.9%

*
Less than 1%.

(1)
Unless otherwise noted, the address for all persons listed is c/o the Company at 900 West Main Street, Dothan, Alabama 36301.

(2)
Pursuant to the regulations of the Securities and Exchange Commission (the "SEC"), shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares, whether or not such person has any pecuniary interest in such shares, or the right to acquire the power to vote or dispose of such shares within 60 days from April 17, 2003, including any right to acquire shares through the exercise of any option, warrant or other right.

(3)
Mr. Malugen is the Chairman of the Board, President and Chief Executive Officer of the Company.

(4)
Includes 206,167 shares that Mr. Malugen has contractually agreed to sell pursuant to a variable forward sale contract and that are pledged as collateral under that agreement.

(5)
Includes 40 shares held as custodian for Mr. Parrish's daughter and 585 shares held by his spouse. Includes 412,333 shares that Mr. Parrish has contractually agreed to sell pursuant to a variable forward sale contract and that are pledged as collateral under that agreement.

(6)
Includes 4,500 shares held in joint tenancy with Mr. Roy's wife. Includes 385,000 shares that are not outstanding but are subject to currently exercisable stock options (including options that become exercisable within 60 days of April 17, 2003) and excludes 71,250 shares that are subject to options that are not exercisable within 60 days of April 17, 2003.

(7)
Represents shares that are not outstanding but are subject to currently exercisable stock options (including options that become exercisable within 60 days of April 17, 2003) and excludes 67,500 shares that are subject to options that are not exercisable within 60 days of April 17, 2003.

(8)
Includes 1,215 shares held in trust for Mr. Todd's daughter. Includes 323,500 shares that are not outstanding but are subject to currently exercisable stock options (including options that become exercisable within 60 days of April 17, 2003) and excludes 45,000 shares that are subject to options that are not exercisable within 60 days of April 17, 2003.

(9)
Represents shares that are not outstanding, but are subject to currently exercisable stock options.

(10)
Includes 175,000 shares that are not outstanding, but are subject to currently exercisable stock options.

(11)
Includes 78,750 shares that are not outstanding, but are subject to currently exercisable stock options.

(12)
Director nominee.

(13)
This information is based upon a Schedule 13G filed with the SEC on February 10, 2003. Includes 1,620,349 shares held by Barclays Global Investors, NA and 104,048 shares held by Barclays Global Fund Advisors. Each entity has sole investment and voting power with respect to the shares it holds.

(14)
This information is based upon a Schedule 13G jointly filed with the SEC on February 14, 2003 by FMR Corp. ("FMR"), Edward C. Johnson III, Chairman of FMR, and Abigail P. Johnson, a director of FMR. FMR is the parent holding company of Fidelity Management and Research Company ("Fidelity"), which, as a registered investment adviser to various registered investment companies (the "Fidelity Funds"), has beneficial ownership of 2,547,750 of the reported shares. The ownership of one of the Fidelity Funds, Fidelity OTC Portfolio, amounted to 1,957,950 of the reported shares. Mr. Johnson, FMR, through its control of Fidelity, and the Fidelity Funds each has sole power to dispose of all of the 2,597,750 shares owned by the Fidelity Funds. Each of the Fidelity Funds' boards of trustees has voting power over the shares held by each fund. Fidelity Management Trust Company ("FMT"), a wholly owned subsidiary of FMR, is the beneficial owner of 108,820 of the reported shares. Mr. Johnson and FMR, through its control of FMT, each has sole dispositive and voting power over the 108,820 shares reported by FMT. Fidelity Investment Limited, a company of which Mr. Johnson is the chairman, beneficially owns 52,100 of the reported shares, and Geode Capital Management, LLC, a registered investment advisor the managers of which are certain shareholders and employees of FMR, beneficially owns 17,678 of the reported shares. Mr. Johnson and Ms. Johnson, who together own 36.5% of the outstanding voting stock of FMR, may be deemed to be part of a controlling group with respect to FMR.

(15)
This information is based upon a Schedule 13G filed with the SEC on February 14, 2003.

(16)
Includes shares described in the notes above, as applicable. Includes 1,207,183 shares that are not outstanding but are subject to currently exercisable options (including options that become exercisable within 60 days of April 17, 2003) and excludes 183,750 shares that are subject to options that are not exercisable within 60 days of April 17, 2003.

ELECTION OF DIRECTORS

Nominees

        Directors are elected at each annual meeting of the stockholders and hold office until their respective successors are elected and qualified. The Board of Directors believes that the election to the Board of Directors of the persons identified below, all but one of whom are currently serving as Directors of the Company, and all of whom have consented to serve if elected, would be in the best interests of the Company. Mr. Philip B. Smith, a director of the Company since 1994, is not standing for re-election and will be retiring from the Board upon the election and qualification of his successor. The following table briefly describes the Company's nominees for director:

Name	Age	Position(s) Held
Joe T. Malugen (1)	51	Chairman of the Board, President and Chief Executive Officer
H. Harrison Parrish (1)	55	Vice Chairman of the Board and Senior Vice President
Sanford C. Sigoloff (2)(3)	72	Director
William B. Snow (1)(2)(3)	71	Director
John J. Jump (4)	51	Director Nominee

(1)
Member of the Executive Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Audit Committee.

(4)
Anticipated to be a member of the Compensation Committee and Audit Committee.

        Joe T. Malugen co-founded the Company in 1985 and has been its Chairman of the Board and Chief Executive Officer since that time. Mr. Malugen was appointed President of the Company effective January 4, 2002. Prior to the Company's initial public offering in August 1994, Mr. Malugen had been a practicing attorney in the States of Alabama and Missouri since 1978, but spent a majority of his time managing the operations of the Company beginning in early 1992. Mr. Malugen received a B.S. degree in Business Administration from the University of Missouri-Columbia, his J.D. from Cumberland School of Law, Samford University and his LL.M. (in Taxation) from New York University School of Law.

        H. Harrison Parrish co-founded the Company in 1985 and has served as a Director of the Company since that time. He was elected Vice Chairman of the Board in June 2002. Mr. Parrish served as President of the Company from 1985 until his resignation on January 4, 2002, at which time Mr. Parrish assumed the position of Senior Vice President. From December 1988 until January 1992, Mr. Parrish was Vice President of Deltacom, Inc., a regional long distance telephone provider. Mr. Parrish received a B.A. degree in Business Administration from the University of Alabama.

        William B. Snow became a director of the Company in July 1994. Mr. Snow served as Vice Chairman of the Board from July 1994 until June 2002, and he served as Executive Vice President and Chief Financial Officer of the Company from July 1994 until May 1996. Mr. Snow was the Executive Vice President and Chief Financial Officer and a Director of Consolidated Stores Corporation, a publicly held specialty retailer, from 1985 until he retired in June 1994. Mr. Snow is a Certified Public Accountant, and he received his Masters in Business Administration from the Kellogg Graduate School of Management at Northwestern University and his Masters in Taxation from DePaul University.

        Sanford C. Sigoloff became a director of the Company in September 1994. Since 1989, Mr. Sigoloff has been Chairman of the Board, President and Chief Executive Officer of Sigoloff & Associates, Inc., a management consulting company. In August 1989, LJ Hooker Corporation, a client of Sigoloff & Associates, Inc., appointed Mr. Sigoloff to act as its Chief Executive Officer during its reorganization under Chapter 11 of the United States Bankruptcy Code. From March 1982 until 1988, Mr. Sigoloff was Chairman of the Board, President, and Chief Executive Officer of Wickes Companies, Inc., one of the largest retailers in the United States. Mr. Sigoloff is an adjunct full professor at the John E. Anderson Graduate School of Management at the University of California at Los Angeles.

        John J. Jump is the President and owner of Jump Start Promotions, a specialty advertising business which he founded in September 2000. Since August 2002, he has also served as Business Manager, Operations for Convergys Corporation. Mr. Jump served as a Chairman of the Board of Directors of Video Update, Inc. from May 2001 until

December 2001, and he served as its Interim Chief Executive Officer from November 2001 until December 2001. Mr. Jump served as Executive Vice President, Sales and Marketing of Sight & Sound Distributors, Inc., a home video distribution company, from 1985 to 2000. Mr. Jump received a B.A. degree in Psychology from the University of Missouri at St. Louis.

        The shares of each properly executed unrevoked proxy will be voted FOR the election of all of the above named nominees unless the stockholder executing such proxy indicates that the proxy shall not be voted for all or any one of the nominees. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a Director, an event not now anticipated, the proxies will be voted for such substitute nominee, if any, as may be recommended by the Board of Directors. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

Meetings; Attendance; Committees

        The Board of Directors of the Company held four meetings during the fiscal year ended January 5, 2003. Each director during the past fiscal year (except Mr. Sigoloff) attended at least 75% of the total number of the Company's Board meetings and committee meetings (on which such director served) held during the fiscal year ended January 5, 2003. Mr. Sigoloff attended 75% of the meetings of the full Board and 80% of the meetings of the Audit Committee held during the fiscal year ended January 5, 2003; however, he was unable to attend the meeting of the Compensation Committee. The Board believes that it held a sufficient number of full Board and committee meetings during the fiscal year ended January 5, 2003 to satisfy its oversight responsibilities.

        The Board of Directors of the Company has an Audit Committee and Compensation Committee, but does not have a Nominating Committee.

        Audit Committee. The members of the Audit Committee currently are Messrs. Snow, Sigoloff and Smith. The Audit Committee met ten times during the fiscal year ended January 5, 2003. The duties of the Audit Committee are set forth in the "Report of the Audit Committee." The Board of Directors has determined that each member of the Audit Committee is an independent director as defined by the NASD and that each member satisfies the standard for "audit committee financial expert" recently announced by the SEC under the Sarbanes-Oxley Act of 2002. Following the Annual Meeting, it is anticipated that the Audit Committee will be comprised of Messrs. Snow, Sigoloff and Jump.

        Compensation Committee. The members of the Compensation Committee currently are Messrs. Snow, Sigoloff and Smith. The Compensation Committee held one meeting during the fiscal year ended January 5, 2003. The Compensation Committee's duties are set forth in the "Joint Report of the Board of Directors and Compensation Committee on Executive Compensation." Following the Annual Meeting, it is anticipated that the Compensation Committee will be comprised of Messrs. Snow, Sigoloff and Jump.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

        The following table sets forth the compensation for services in all capacities to the Company for the fiscal years ended January 5, 2003, January 6, 2002 and December 31, 2000, for the Chief Executive Officer of the Company and each of the four other highest paid executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively referred to as the "Named Executives"):

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
Shares of Common Stock Underlying Options
Name and Principal Position	Period Ended	Salary		Bonus		Other Annual Compensation
Joe T. Malugen Chairman, President and Chief Executive Officer	January 5, 2003 January 6, 2002 December 31, 2000	$415,247 400,632 346,518		$ $	263,561 103,581 —	$69,792 32,986 26,160	(1) (2) (3)	$ — — —
H. Harrison Parrish Senior Vice President and Vice Chairman	January 5, 2003 January 6, 2002 December 31, 2000	209,231 400,000 346,154	(4)		263,561 103,581 —	21,922 28,563 26,160	(5) (6) (3)	— — —
J. Steven Roy Executive Vice President and Chief Financial Officer	January 5, 2003 January 6, 2002 December 31, 2000	302,669 292,000 269,115			185,636 72,956 38,539	8,160 8,160 8,160	(3) (3) (3)	20,000 — 45,000	(7) (7)(8)
Jeffrey S. Stubbs Executive Vice President—Operations	January 5, 2003 January 6, 2002 December 31, 2000	240,485 207,231 168,846			139,153 46,424 29,173	6,506 6,000 6,000	(9) (3) (3)	30,000 — 45,000	(7) (7)(8)
S. Page Todd Senior Vice President, Secretary and General Counsel	January 5, 2003 January 6, 2002 December 31, 2000	210,417 203,000 186,846			63,300 34,435 28,689	9,956 8,000 8,053	(10) (3) (3)	15,000 — 33,750	(7) (7)(8)

(1)
Represents $26,160 for an automobile allowance and $43,632 for personal use of the Company's aircraft.

(2)
Represents $26,160 for an automobile allowance and $6,826 for personal use of the Company's aircraft.

(3)
Automobile allowance.

(4)
Mr. Parrish's annual salary was lowered to $90,000 as of May 13, 2002, to reflect his resignation, effective January 4, 2002, as the Company's President.

(5)
Represents $10,900 for an automobile allowance and $11,022 for personal use of the Company's aircraft. Mr. Parrish's automobile allowance was eliminated as of May 13, 2002, to reflect his resignation, effective January 4, 2002, as the Company's President.

(6)
Represents $26,160 for an automobile allowance and $2,403 for personal use of the Company's aircraft.

(7)
Represents options granted under the Company's stock option plan, which become exercisable in four equal annual installments, commencing on the first anniversary of the date of grant.

(8)
Adjusted to give effect to two 3-for-2 stock splits effected as stock dividends paid on each of August 31, 2001 and January 3, 2002.

(9)
Represents $6,000 for an automobile allowance and $506 for personal use of the Company's aircraft.

(10)
Represents $8,000 for an automobile allowance and $1,956 for personal use of the Company's aircraft.

        Director Compensation. Members of the Board of Directors who are not officers of the Company currently receive an annual fee of $20,000 and receive fees of $1,000 for each Board meeting and $500 for each committee meeting they attend, as well as an annual grant of 10,000 stock options. The Company has granted, at or above the fair market value of the Common Stock on the date of the grant, vested options to purchase 268,750 shares of Common

Stock to each of Messrs. Sigoloff and Smith, and vested options to purchase 347,500 shares of Common Stock to Mr. Snow.

        Employment Arrangements. Mr. Malugen entered into a two-year employment agreement with the Company, effective August 1994, which is automatically renewed annually unless notice is delivered by either party within six months prior to the end of the term. The agreement was amended in April 2000, to increase the base annual salary payable to Mr. Malugen and to provide for additional increases as determined by the Compensation Committee. Under the terms of the agreement, as amended, Mr. Malugen currently receives an annual base salary of $600,000 and is eligible to receive a bonus under one of the Company's bonus plans. In the event of the death of Mr. Malugen, his legal representative will be entitled to receive compensation through the last day of the calendar month in which his death occurred, as well as a $50,000 payment. If Mr. Malugen becomes disabled such that he is unable to perform his duties under his employment agreement, he shall be entitled to receive 100% of his salary for a 90-day period. In addition to salary and bonus, the Company is required to provide Mr. Malugen with a monthly car allowance of $2,180.

        Messrs. Roy, Stubbs and Todd have each entered into one-year employment agreements with the Company, effective November 1997, October 1999, and November 1997, respectively, which are automatically renewed annually unless notice is delivered by either party 30 days prior to the end of the term. Under the terms of the agreements, Messrs. Roy, Stubbs and Todd each receive an annual base salary, currently $326,600, $283,400, and $242,000, respectively, subject to increase by the Compensation Committee, and are each eligible to receive a bonus under one of the Company's bonus plans. The agreements also provide for, among other things, an automobile allowance and other benefits applicable to executive personnel. The employment agreements provide for termination by the Company for cause at any time. In the event the Company chooses to terminate the executive's employment for reasons other than for cause or for disability, or in the event of the executive's resignation from the Company upon constructive termination (i.e., removal of the executive from his elected position or material change in the functions, duties or responsibilities of the executive without his consent, in either event, other than for cause or voluntary termination, or material, non-voluntary reduction in base salary or eligibility for bonus amounts), the executive would be entitled to an amount equal to 12 months of base salary. In the event of a change in control, as defined in the agreements, Messrs. Roy, Stubbs and Todd would each be entitled to receive an amount equal to 18 months of base salary.

        Stock Options. The following tables set forth certain information with respect to stock options granted under the Company's 1994 Stock Plan, as amended (the "Stock Plan"), to the Named Executives during the fiscal year ended January 5, 2003, stock option exercises during that year, and the value of unexercised stock options at that year's end. To date, no options have been granted under the Company's 2003 Stock Plan.

OPTION GRANT TABLE

        Option Grants during the Fiscal Year ended January 5, 2003

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
	Individual Grants
Name	Number of Shares of Common Stock Underlying Options Granted (1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh) (2)	Expiration Date (3)
					5%	10%
J. Steven Roy	20,000	4.38%	14.50	3/14/12	182,379	462,185
S. Page Todd	15,000	3.29%	14.50	3/14/12	136,785	346,639
Jeffrey S. Stubbs	30,000	6.58%	14.50	3/14/12	273,569	693,278

(1)
These options were granted "at or above market" on the date of grant and become exercisable in four equal annual installments beginning on the date of grant.

(2)
The exercise price and tax withholding related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions. Under the terms of the Company's Stock Plan, the administrator retains discretion, subject to plan limits, to modify the terms of outstanding options and to re-price the options.

(3)
The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.

OPTION EXERCISES AND YEAR-END VALUE TABLE

        Aggregated Option Exercises in Last Fiscal Year
And Year-End Option Values

			Number of Shares of Common Stock Underlying Unexercised Options At Year-End
				Value of Unexercised In-the-money Options At Year-End ($)(1)
	Shares Acquired On Exercise
Name		Value Realized($)
			Exercisable/Unexercisable	Exercisable/Unexercisable
J. Steven Roy	100,000	1,559,240	380,000/76,250	3,055,319/684,188
Jeffrey S. Stubbs	40,000	628,303	73,683/75,000	889,520/549,225
S. Page Todd	80,000	1,247,392	319,750/48,750	2,208,334/411,919

(1)
Market value of underlying securities at year-end ($13.83), minus the exercise price of "in-the-money" options.

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

        Messrs. Sigoloff, Smith and Snow currently serve as members of the Compensation Committee. No interlocking relationship exists between the Company's Board of Directors and the board of directors or compensation committee of any other company.

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 11 hereof shall not be incorporated by reference into any of such filings.

JOINT REPORT OF THE BOARD OF DIRECTORS AND THE COMPENSATION
COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Company is composed entirely of outside directors. The current members of the Compensation Committee are Philip B. Smith, William B. Snow and Sanford C. Sigoloff. The Compensation Committee reviews the compensation levels and benefits of the Chief Executive Officer and President and the other executive officers of the Company at least annually. The Committee attempts to establish compensation structures which reward past performance and which serve to retain and provide incentive to the executive officers. The primary components of the Company's compensation structure are base salary, bonuses and stock option grants.

        Base Salary.    In determining the base salaries of executives, the Compensation Committee considers a variety of factors, which include the overall financial performance of the Company as well as the executive's performance, job responsibilities, current and long-term value to the Company, length of service and qualifications. These factors vary in importance and are not necessarily weighted equally. Although much of the base salary determination is subjective, the evaluations and recommendations of superiors provide necessary insight to the Committee.

        Bonus Plans.    The Company has two executive officer bonus plans that are reviewed and approved by the Compensation Committee on an annual basis. These plans are intended to recognize and reward contributions to the Company and are tied to the Company's level of achievement of annual operating cash flow targets, thereby establishing a direct link between each executive officer's bonus and the Company's profitability. Bonuses under these plans are typically payable in March or April of each year following the completion of the annual audit of the Company's financial statements for the previous fiscal year. Bonuses are only paid to executive officers that are employed by the Company on the date of payment and thus, are not earned until paid. The bonus plan applicable to Messrs. Malugen, Roy and Stubbs is an annual plan based solely upon the Company's level of attainment of pre-determined operating cash flow objectives. The bonus plan applicable to the other executive officers of the Company is an annual plan that provides for clearly defined and quantifiable individual performance objectives. Under this plan, each executive officer receives an individual performance rating, as determined by such officer's immediate supervisor, based upon the achievement of such individual performance objectives. These individual performance ratings are then subject to a corporate performance multiplier based upon the Company's level of attainment of pre-determined operating cash flow objectives. Pursuant to these plans, bonuses were paid to all of the executive officers of the Company in April 2003 for the fiscal year ended January 5, 2003.

        Stock Option Grants.    The Company believes that equity ownership by executive officers provides incentive to build stockholder value and align the interests of executive officers with the interests of stockholders. Upon hiring executive officers and other key employees, the administrator of the Company's Stock Plan (currently the entire Board of Directors and hereinafter "Plan Administrator") typically recommends stock option grants to those persons under the Stock Plan, subject to applicable vesting periods. Thereafter, the Plan Administrator may consider awarding additional grants, usually on an annual basis. The Board of Directors believes that these additional annual grants provide incentive for executive officers to remain with the Company. Options are granted at or above the market price of the Company's Common Stock on the date of grant. The size of the initial grant is usually determined based upon prior grants to other executive officers and key employees. In determining the size of the periodic grants, the Plan Administrator considers various factors, including the amount of any prior option grants, the executive's or employee's performance during the current fiscal year and his or her expected contributions during the following fiscal year.

        Compensation of the Chief Executive Officer and President.    The Compensation Committee has reviewed and approved an annual salary of $600,000 for Mr. Malugen, effective as of April 21, 2003. In establishing this annual salary, the Compensation Committee considered the financial results of the Company and Mr. Malugen's individual job performance during the last fiscal year, as well as the compensation levels of chief executive officers of comparable companies. Mr. Malugen received a bonus in the amount of $195,397 for the fiscal year ended January 5, 2003. This bonus was paid in April 2003, pursuant to one of the executive bonus plan described above.

        The Board of Directors and the Compensation Committee provide the foregoing report on executive compensation for inclusion in the proxy statement:

Joe T. Malugen, Chairman
H. Harrison Parrish
William B. Snow
Sanford C. Sigoloff
Philip B. Smith

REPORT OF THE AUDIT COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.

        The Audit Committee of the Company is composed entirely of independent directors in compliance with the audit committee independence requirements adopted by the SEC. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to (1) the quality and integrity of the financial reports of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function, and (4) the compliance by the Company with legal and regulatory requirements.

        The Audit Committee operates under a written charter adopted by the Board of Directors. The charter, attached as Appendix "A" to this Proxy Statement, was revised in 2003 in response to new requirements regarding independent accountants, corporate governance, and disclosure that resulted from the Sarbanes-Oxley Act of 2002 and other proposed regulations. The current members of the Audit Committee are Philip B. Smith, William B. Snow and Sanford C. Sigoloff.

        The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditors. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. The Audit Committee met privately with the independent auditors, and discussed issues deemed significant by the independent auditors, including those required by Statements on Auditing Standards No. 61 and No. 90 (Audit Committee Communications). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and considered the compatibility of non-audit services with the auditors' independence.

        In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 5, 2003, for filing with the SEC.

        The Audit Committee provides the foregoing report for inclusion in the proxy statement:

Philip B. Smith, Chairman
Sanford C. Sigoloff
William B. Snow

FEES PAID TO INDEPENDENT AUDITORS

        Ernst & Young LLP has audited the consolidated financial statements of the Company for the past two fiscal years, providing audit, audit related, and tax services.

        Audit Fees.  Fees for the fiscal years 2002 and 2001 audit of the Company's consolidated financial statements, reviews of quarterly reports on Form 10-Q, services that are normally provided in connection with statutory and regulatory filing or engagements, and services that generally only the auditor reasonably can provide were $405,748 and $330,727, respectively.

        Audit-Related Fees.  Audit related fees for fiscal 2002 and 2001 were $15,654 and $10,500, respectively, related to an employee benefit plan audit and consultation concerning financial accounting and reporting matters not classified as audit.

        Tax Fees.  Tax fees for fiscal 2002 and 2001 were $382,637 and $63,922, respectively, related to services rendered for tax compliance, tax advice, and tax planning.

        All Other Fees.  Ernst & Young LLP did not provide any services related to the all other fees category during the last two fiscal years.

COMPANY PERFORMANCE

        The following graph sets forth a comparison of cumulative total returns for the Company's Common Stock, the Nasdaq Stock Market (U.S. Companies) and a peer group selected by the Company, for the last five fiscal years. The peer group consists of those companies against which the Company's performance is generally compared in industry analyst reports, namely, Blockbuster, Inc., which is listed on the New York Stock Exchange, and Hollywood Entertainment Corporation and Hastings Entertainment, Inc., each of which is listed on the Nasdaq National Market (collectively, the "Peer Group"). The returns for the Peer Group were weighted according to each issuer's market capitalization.

Comparison of Five-Year Cumulative Total Returns
Performance Graph for
Movie Gallery, Inc.

	1/2/1998	12/31/1998	12/31/1999	12/31/2000	1/4/2002	1/3/2003
Movie Gallery, Inc. Index	$100.0	$237.5	$143.7	$108.3	$1,107.0	$1,037.2
Nasdaq Stock Market (U.S. Companies) Index	$100.0	$140.0	$259.7	$156.7	$131.2	$89.3
Peer Group Index	$100.0	$220.3	$109.5	$31.3	$145.3	$113.9

        The graph assumes that the value of the investment in each of the Company's Common Stock, the Nasdaq Stock Market (U.S. Companies) and the Peer Group was $100 on January 2, 1998, and that all dividends were reinvested.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company holds a one-third interest in ECHO, LLC ("ECHO"), a supply sales and distribution company. The Company purchases office and store supplies and other business products from ECHO. This relationship enables the Company to substantially reduce the retail mark-up that occurs between the wholesaler and the retailer. During the fiscal year ended January 5, 2003, the Company paid ECHO approximately $6,422,000, and received distributions totaling $40,000. As of January 5, 2003, the Company has a $125,000 outstanding line of credit due from ECHO. The Company received approximately $6,400 in interest on the line of credit during the fiscal year ended January 5, 2003. The Company had outstanding accounts payable to ECHO of approximately $469,000 as of January 5, 2003.

        Air Conditioning Associates, Inc. ("ACA") is owned by Mr. Malugen's father-in-law and brother-in-law. ACA administers the repair and maintenance function for the Company's store base and corporate offices in addition to providing other HVAC materials and related services. The Company has achieved overall cost savings under this management agreement and has improved its system for managing company-wide repair and maintenance needs. During the fiscal year ended January 5, 2003, the Company paid ACA approximately $470,000. The Company had outstanding accounts payable to ACA of approximately $157,000 as of January 5, 2003.

        J. Todd, Inc., d/b/a Todd & Sons ("Todd & Sons"), is owned by Mr. Todd's brother. Todd & Sons supplies the Company with certain clothing and promotional items on an as needed basis. The Company has no minimum purchase requirements or contractual obligations with Todd & Sons. During the fiscal year ended January 5, 2003, the Company paid Todd & Sons approximately $49,000. The Company had outstanding accounts payable to Todd & Sons of approximately $1,000 as of January 5, 2003.

        In February 2003, the Company entered into a lease with MEL, LLC for approximately 3,500 square feet of retail space in an existing shopping center to relocate one of the Company's stores in Dothan, Alabama. Mr. Malugen holds a one-third interest in MEL, LLC. The initial lease term is five years with three, three-year renewal options. The lease payments required under the initial five-year term of the lease total approximately $144,000. The terms of this lease are more favorable to the Company than the terms available for the previous location.

        Each of the foregoing transactions occurred in the normal course of business and pursuant to the Company's established standard purchasing policies and practices.

        The Company has entered into separate but identical indemnity agreements (the "Indemnity Agreements") with each director of the Company. The Indemnity Agreements provide that the Company will indemnify each indemnitee to the fullest extent authorized or permitted by law against payment of and liability for any and all expenses actually and reasonably incurred by the indemnitee, including, but not limited to, judgments, fines, settlements and expenses of defense, payable by reason of the fact that the indemnitee is or was a director of the Company or is or was serving, at the Company's request, as a director, officer, employee or agent of another corporation, provided it is determined that the indemnitee acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. The Indemnity Agreements also provide that all costs and expenses incurred by the indemnitee in defending or investigating such claim shall be paid by the Company, unless the Company, independent legal counsel or the Company's stockholders determine that: (i) the indemnitee did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company; (ii) in the case of any criminal action or proceeding, the indemnitee had reasonable cause to believe his conduct was unlawful; or (iii) the indemnitee intentionally breached his duty to the Company or its stockholders.

        The Company believes that the terms of all transactions described above are no less favorable than terms that could have been obtained from third parties. All transactions between the Company and its officers or directors are subject to approval by a majority of the disinterested members of the Board of Directors.

STOCK OPTION GRANTS

        The following table sets forth, with respect to the Named Executives, all current executive officers as a group, all current non-employee directors as a group, and all non-executive officers and employees as a group, the number of shares of Common Stock subject to options granted under the Stock Plan as of April 17, 2003, and the average per-share exercise price of such options. To date, no options have been issued under the Company's 2003 Stock Plan.

	Options Granted
Name of Individual or Identity of Group	Number of Shares Subject To Options	Average Per-Share Exercise Price(1)
Joe T. Malugen	—	$—
H. Harrison Parrish	—	—
J. Steven Roy	456,250	5.66
Jeffrey S. Stubbs	148,683	4.29
S. Page Todd	368,500	7.01
Executive officer group (5 persons)	973,433	5.96
Non-employee director group (3 persons)	417,500	8.84
Non-executive officer and employee group (157 persons)	1,295,523	6.90

(1)
These amounts are based on a weighted average exercise price that is obtained by multiplying all options by their exercise price and then dividing by the total number of options for such category. The closing price of the Common Stock issuable upon the exercise of options under the Stock Plan as of April 17, 2003 was $17.97 per share.

        The following is a summary of the Stock Plan.

        General. The Plan Administrator has the authority to grant either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, non-statutory stock options, stock appreciation rights and other incentive grants. The Stock Plan provides that options may be granted thereunder to key employees, officers, directors or other persons providing significant services to the Company.

        Administration. The Stock Plan provides that it shall be administered by a committee established by the Board of Directors comprised of two or more "Non-Employee Directors" of the Board, as defined in Rule 16b-3 under the Exchange Act or any successor rule thereto, or by the full Board.

        Terms of Grants. The Plan Administrator determines the terms of grants of options, stock appreciation rights ("SARs"), shares of restricted stock or stock bonuses under the Stock Plan. Each grant of an option, SAR or restricted stock is evidenced by a stock option agreement, stock appreciation right agreement or restricted stock agreement. Grants are also subject to the following terms and conditions:

        (a)   Stock Options. The term of each option and the manner in which it may be exercised are determined by the Plan Administrator; provided, however, that no option may be exercisable more than ten years after the date of grant or, in the case of an incentive stock option to an eligible employee owning more than 10% of the Company's outstanding securities, no more than five years. Payment for the shares purchased upon exercise of an option may be in cash, or with the Plan Administrator's consent, in shares of Common Stock. The Stock Plan provides that the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

        (b)   Terms of Stock Appreciation Rights. The Plan Administrator may grant SARs either alone or in conjunction with all or part of an option. Upon the exercise of an SAR, a holder generally is entitled, without payment to the Company, to receive from the Company in exchange therefor an amount equal to the value of the excess of the fair market value on the date of exercise of one share of Common Stock over its fair market value on the date of grant (or, in the case of an SAR granted in connection with an option, the excess of the fair market value of one share of Common Stock over the option price per share under the option to which the SAR relates), multiplied by the number of shares covered by the SAR or the option, or portion thereof, that is surrendered. Payment by the Company upon exercise of an SAR may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Plan Administrator.

        An SAR is exercisable only at the time or times established by the Plan Administrator. If an SAR is granted in connection with an option, the following rules also apply: (1) the SAR is exercisable only to the extent and on the same conditions that the related option could be exercised; (2) upon exercise of the SAR, the option or portion thereof to which the SAR relates terminates; and (3) upon exercise of the option, the related SAR or portion thereof terminates.

        (c)   Terms of Restricted Stock and Stock Bonuses. The purchase price of restricted shares of Common Stock offered for sale under the Stock Plan, the vesting schedule and all other terms, conditions and restrictions of the issuance of restricted stock are determined by the Plan Administrator, in its discretion, subject to the terms of the Stock Plan. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued. The restricted stock may be issued for such consideration (including promissory notes and services) as determined by the Plan Administrator.

        Upon sale and issuance of restricted stock or stock bonuses to an officer, key employee or other person providing significant services to the Company, the Company will issue certificates evidencing the stock but will retain possession of the certificates until the shares have vested, at which time the certificates representing the vested shares will be delivered to the issuee. In the event the restricted stock is paid for by delivery of a promissory note, however, all restricted stock generally will be required to be pledged to the Company until the promissory note relating thereto is paid in full.

        A person who receives restricted stock or a stock bonus will be entitled to vote the stock and to receive any dividends or other distributions declared with respect to the stock so long as he remains in the employ of or continues to provide services to the Company; provided, however, that all dividends or other distributions paid by the Company with respect to such shares of stock shall be retained by the Company until the shares of Common Stock are no longer subject to forfeiture or repurchase, at which time all accumulated amounts will be paid to the recipient.

        (d)   All Grants.

                (i) Termination of Employment. If the holder's employment terminates for any reason other than death, disability or retirement, options and SARs under the Stock Plan may be exercised no later than 30 days after such termination and may be exercised only to the extent the option or SAR was exercisable as of the date of such termination. If the holder's employment terminates because of the retirement or disability of the holder, then options and SARs under the Stock Plan may be exercised no later than three months after such termination and may be exercised only to the extent the options or SARs were exercisable at the date of such retirement or disability. If a holder's employment terminates, any non-vested portions of restricted stock awards or stock bonuses will be repurchased by the Company at a price equal to the purchase price paid therefor, subject to any applicable restrictions on the repurchase of shares by the Company.

                (ii) Death of Holder. If a holder should die while employed by the Company, options and SARs may be exercised at any time within 12 months after death (or such longer period of time as the Plan Administrator determines), but only to the extent the options and SARs would have been exercisable on the date of death.

                (iii) Non-Transferability of Awards. Options and SARs are non-transferable by the holder other than by will or the laws of descent and distribution, or, except in the case of incentive stock options, pursuant to a qualified domestic relations order defined under the Internal Revenue Code of 1986 or Title I of the Employee Retirement Income Security Act, and are exercisable during the holder's lifetime only by such holder, or, in the event of death, by the holder's estate or by a person who acquires the right to exercise such options or SARs by bequest or inheritance.

        Federal Income Tax Aspects. The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Stock Plan based on Federal income tax laws in effect on January 5, 2003. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

        (a)   Nonqualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a nonqualified stock option is granted; (ii) at exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at sale, appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. The

Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

        (b)   Incentive Stock Options. In general, no income will be recognized by an optionee upon the grant or exercise of an incentive stock option (although the difference between the value of the shares and the exercise price at the date of exercise is treated as income for purposes of the alternative minimum tax). If shares of Common Stock are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the issuance of such shares to the optionee, then upon the sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

        If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain or any loss realized by the participant generally will be taxed as short-term or long-term capital gain or loss depending on the holding period. The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

        (c)   Stock Appreciation Rights. There are no federal tax consequences to the recipient of an SAR upon its grant. A holder exercising SARs will generally recognize compensation income in an amount equal to the amount of cash and/or the then fair market value of the shares of Common Stock received upon exercise of the SAR in the tax year in which payment is made in respect of the SAR. The Company will normally be entitled to a tax deduction for an equivalent amount for the same year.

        (d)   Restricted Stock and Stock Bonuses. Restricted stock and stock bonuses generally will not be taxable to the recipient until they have vested (i.e., the date when they are no longer subject to repurchase by the Company or, if the recipient is potentially subject to liability under Section 16(b) of the Exchange Act, when a sale would not subject the shareholder to liability under Section 16(b), whichever is later). The tax will be imposed at ordinary income rates on the difference between the fair market value of the restricted stock on the date of vesting and its issue price. Alternatively, the recipient may elect under Section 83(b) of the Code to be taxed in the year he received the restricted stock. If the recipient makes the Section 83(b) election, he will be taxed at ordinary income rates on the difference between the fair market value of the restricted stock on the date issued and its issue price, and no additional tax will be imposed when the restricted stock vests. The Section 83(b) election is irrevocable and must be made within 30 days of the issuance of the restricted stock. Any subsequent increase or decrease in the fair market value of the restricted stock will be taxed as a capital gain or loss when the restricted stock is sold. In the event that a recipient of restricted stock terminates employment during any vesting or other restriction period and forfeits his shares, no deduction may be claimed for the income recognized by reason of the Section 83(b) election. The Company generally will be entitled to a deduction in the amount of the ordinary income reportable by the recipient for the year in which it is reportable.

APPROVAL OF THE ADOPTION OF THE MOVIE GALLERY, INC. 2003 STOCK PLAN

        The Board of Directors has adopted, subject to stockholder approval at the Annual Meeting, the Movie Gallery, Inc. 2003 Stock Plan (the "New Plan"). The Company's existing plan, the Movie Gallery, Inc. 1994 Stock Plan, as amended (the "Predecessor Plan"), expires on June 8, 2004. Under the Predecessor Plan, a maximum of 6,750,000 shares are presently authorized for issuance. As of March 26, 2003, options to purchase 2,830,224 shares of common stock were granted to participants and are outstanding under the Predecessor Plan, 3,582,251 shares have been exercised by participants, and 337,525 shares are available for future grant. In the event the New Plan is approved by the stockholders, however, the Company will not issue any additional options under the Predecessor Plan. To date, no shares have been issued under the New Plan.

        The Board of Directors believes that the New Plan will enhance the ability of the Company to continue to reward and provide incentives to its employees, directors and consultants, as well as to attract and retain new employees, directors and consultants with outstanding qualifications.

        The principal features of the New Plan are summarized below. This summary is qualified in its entirety by the provisions of the New Plan, a copy of which is attached hereto as Appendix "B".

        Types of Awards. Awards under the New Plan may be in the form of options ("Options") to purchase shares of common stock of the Company, including options intended to qualify as "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options which do not qualify as Incentive Stock Options ("Nonstatutory Stock Options"), direct awards and sales of restricted shares of common stock ("Restricted Stock") and stock appreciation rights ("SARs").

        Administration. The New Plan will be administered by the Board of Directors of the Company or by a committee of non-employee directors appointed by the Board of Directors (either, the "Administrator"). The Administrator will have full and final authority and discretion to grant awards under the New Plan, except that in no event will an Administrator member participate in any determination relating to any award held by or to be granted to such Administrator member. The Administrator will have the full right and authority to interpret the provisions of the New Plan.

        Available Shares. The maximum number of shares of common stock that may be issued under the New Plan may not exceed the sum of (i) 1,337,525 shares plus (ii) up to 2,830,224 additional shares representing the number of shares reserved for issuance under the Predecessor Plan pursuant to stock options outstanding under the Predecessor Plan as of March 26, 2003, to the extent that such options expire or are terminated without being exercised, in each case subject to adjustment upon certain changes in the Company's capitalization as described below. New awards may be granted under the New Plan with respect to shares of common stock covered by any unexercised portion of any Option that terminates, expires or is canceled, and any shares of restricted stock that are forfeited or repurchased in accordance with the terms of the award. Because the Administrator makes discretionary grants under the New Plan, the amount and dollar value of future grants are not determinable at this time.

        Individual Award Limit. Subject to adjustment upon certain changes in the Company's capitalization as described below, the maximum number of shares of common stock with respect to which options or other awards may be granted under the New Plan to any eligible person during any 12-month period is 250,000 shares.

        Eligibility. Awards under the New Plan may be made to such current and future employees, directors of the Company or of a subsidiary of the Company, and consultants to the Company, all as the Administrator may select. There are currently approximately 14,650 individuals eligible to participate in the New Plan.

        Stock Options. Each grant of Options under the New Plan to eligible persons will be evidenced by a stock option agreement and will be subject to the terms and provisions of the New Plan and such other terms and conditions not inconsistent with the New Plan that the Administrator shall, in its discretion, deem appropriate. Each Option will be designated by the Administrator as either an Incentive Stock Option or a Nonstatutory Stock Option. The Administrator will determine the exercise price per share of common stock covered by an Option. The exercise price per share of an Incentive Stock Option may not be less than the fair market value per share on the date of grant, except that in the case the optionee is a 10% or greater beneficial owner of the common stock of the Company, the exercise price per share may not be less than 110% of the fair market value per share on the date of grant. The exercise price per share of a Nonstatutory Stock Option may not be less than 85% of the fair market value per share on the date of grant. The term of each Option may not exceed 10 years.

        Options will not be assignable or transferable, except that an option agreement may allow a Nonstatutory Stock Option to be transferable by the optionee by gift to an immediate family member or by gift to an inter vivos or testamentary trust in which members of the optionee's immediate family have a beneficial interest of more than 50% and which provides that such Nonstatutory Stock Option is to be transferred to the beneficiaries upon the optionee's death.

        If the Company acquires all or substantially all of the outstanding capital stock of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may substitute Options under the New Plan for options of the acquired company, subject to certain limitations.

        Limitations of Annual Awards. The aggregate fair market value of shares of common stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year under the New Plan and all other plans maintained by the Company, its parent or subsidiaries, may not exceed $100,000.

        Awards or Sales of Restricted Stock. The Administrator may grant awards or sales of Restricted Stock in amounts and upon the terms and conditions as it may determine are consistent with the provisions of the New Plan. Each grant of an award or sale of Restricted Stock will be pursuant to a written award or subject to a stock purchase agreement. Rights to acquire Restricted Stock under the New Plan are nontransferable and will automatically expire if not exercised by the purchaser (the "Purchaser") within 30 days of their grant. The Administrator will determine the purchase price per share of Restricted Stock, and if such Restricted Stock is newly issued, the purchase price per share may not be less than the par value of such shares. The Administrator will determine the special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions to which each Restricted Stock award or sale is subject. The Administrator may provide in the stock purchase agreement that the Restricted Stock award or sale will be subject to accelerated vesting upon the Purchaser's death, disability, retirement or other events.

        Stock Appreciation Rights. The Administrator may grant SARs under the New Plan pursuant to a written agreement between the Company and the SAR recipient. Each SAR will allow the holder to receive payment in an amount equal to the appreciation, if any, in the fair market value of a share of common stock from the date of the grant to the date of its payment. The Company will pay the appreciation amount in cash, in shares of common stock, or partly in shares of common stock and partly in cash, as determined by the Administrator. The Administrator will determine when an SAR may be exercised. If an SAR is granted in connection with an Option, the SAR will only be exercisable to the extent and upon the same conditions that the related Option could be exercised. In addition, the exercise of the SAR will terminate the related Option, and upon exercise of the Option, the related portion of the SAR will terminate. The Administrator may withdraw any SAR granted under the New Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of SAR recipients. Upon the exercise of an SAR for shares of common stock, the number of shares reserved for issuance under the New Plan will be reduced by the number of shares issued. Cash payments made upon exercise of SARs will not reduce the number of shares of common stock reserved for issuance under the New Plan.

        Payment for Shares. Generally, the entire purchase price or option purchase price for shares of common stock issued under the New Plan must be paid in cash or cash equivalents at the time such shares of common stock are purchased. Where an option agreement so provides, the purchase price may be paid in whole or in part (i) by surrendering, or attesting to the ownership of, shares of common stock that are already owned by the optionee; (ii) if the common stock is publicly traded, by delivery of an irrevocable direction to a securities broker approved by the Company to sell shares of common stock and to deliver all or part of the sales proceeds to the Company in payment of all or part of the option purchase price; or (iii) if the common stock is publicly traded, by the delivery of an irrevocable direction to pledge shares of common stock to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the option purchase price. The Administrator may also award shares of common stock under the New Plan in consideration of services rendered to the Company or a parent or subsidiary of the Company prior to the award. In addition, to the extent that an option agreement or stock purchase agreement so provides, all or a portion of the option purchase price or stock purchase price may be paid with a full-recourse promissory note upon terms determined by the Administrator, except that the par value of newly issued shares of common stock must be paid in cash or cash equivalents. The shares of common stock being purchased must be pledged as security for payment of the principal and interest on the note. The interest rate may not be less than the minimum rate, if any, required to avoid the imputation of additional interest under the Code.

        Cessation of Employment or Service. Options and SARs are exercisable while the recipient is an employee, director or consultant of the Company, and generally, except in the case of death, disability or retirement of the optionee or SAR recipient, will remain exercisable for 90 days after termination of such employment or other service to the Company (or such other period of time as the Administrator determines). If the Administrator determines that an optionee or SAR recipient is terminated for cause, the Option or SAR may terminate immediately. Upon the death of an optionee or SAR recipient, the Option or SAR will remain exercisable by the executor or administrator of the optionee or SAR recipient's estate for 12 months (or such other period of time as the Administrator determines). Upon an optionee's or SAR recipient's cessation of service to the Company due to a disability or upon retirement, the Option or SAR will remain exercisable for 12 months (or such other period of time as the Administrator determines).

        Term of the New Plan. The Administrator may make awards under the New Plan until March 25, 2013.

        Adjustments upon Change in Capitalization. The number of shares of common stock available for award grants under the New Plan will be adjusted proportionately for any increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company, such as a stock dividend, stock split or reverse stock split. If the Company merges with another corporation and the Company is the survivor, the existing Options and SARs shall remain in effect. If the Company sells all or substantially all of its assets or merges (and is not the surviving corporation) or is consolidated with another corporation, all vested portions of unexpired Options and SARs will become and remain exercisable for the 20 days ending five days prior to the effective date of such sale, merger or consolidation (or such longer period as the Administrator may determine). Upon the effective date of such sale, merger or consolidation, the New Plan and each Option and SAR will terminate. The Administrator may determine, in it sole discretion, that in the alternative, the surviving or acquiring corporation may substitute Options or SARs with respect to its shares of common stock for existing Options and SARs. At the discretion of the Administrator, an Option or SAR exercised in contemplation of the consummation of the sale of all or substantially all of the assets of the Company, a merger (where the Company is not the surviving corporation) or consolidation of the Company with another corporation, may be conditioned upon the effectiveness of such sale, merger or consolidation. The foregoing provisions are all subject to any required action by the Company's stockholders. Any other dissolution or liquidation shall cause each Option and SAR to terminate.

        Change in Control. Upon any change in control of the Company, including a pending or threatened takeover bid, tender offer or exchange offer for 20% or more of the outstanding common stock of the Company or any other class of stock or securities of the Company, the Administrator may accelerate the exercise date of any outstanding Option or SAR, or make any Option or SAR fully vested and exercisable, pay cash to any or all of the holders of Options or SARs in exchange for cancellation of their outstanding Options or SARs, or make any other adjustments to the New Plan and outstanding Options or SARs and substitute new Options or SARs for outstanding Options or SARs.

        Amendment of the New Plan. The Board may from time to time, with respect to any shares of common stock not subject to Options, suspend or discontinue the New Plan or revise or amend it in any respect whatsoever, except that, without the approval of the Company's stockholders, the Board may not amend the New Plan to materially increase the benefits to participants under the New Plan, increase the number of shares of common stock that may be issued under the New Plan, change the designation of persons eligible to receive Incentive Stock Options under the New Plan or amend the section of the New Plan regarding amendments to the New Plan to defeat its purpose.

        Federal Income Tax Consequences. The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the New Plan based on Federal income tax laws in effect on January 5, 2003. This summary is not intended to be exhaustive and does not describe state of local tax consequences.

        (a)   Stock Options. No income will be realized by an optionee on the grant of an Option, and the Company will not be entitled to a deduction at such time.

        An optionee will recognize no income for purposes of the regular income tax upon the exercise of an Incentive Stock Option. However, the excess of the fair market value on the exercise date of the shares so acquired over the exercise price (the "spread") will be added to the optionee's tax base for purposes of the alternative minimum tax unless the optionee makes a "disqualifying disposition" in the year of exercise. A disqualifying disposition is a sale or other disposition of the shares before the expiration of a period of two years from the date of the option grant and one year from the date of exercise. It will result in the recognition of ordinary income by the optionee equal to the lesser of the spread on the date of exercise or the gain realized on the sale. If an optionee does not make a disqualifying disposition of the shares acquired pursuant to the exercise of an Incentive Stock Option, the gain or loss on a subsequent sale of the shares will be long-term capital gain or loss.

        The Company will not in general be entitled to a tax deduction in connection with an Incentive Stock Option. In the case of a disqualifying disposition, however, it will in general be entitled to a deduction in the amount of the ordinary income recognized by the optionee.

        Upon the exercise of a NonStatutory Stock Option, the spread will be recognized as ordinary income by the optionee. The Company generally will be entitled to a deduction equal to the spread.

        (b)   SARs. No income will be realized by a participant upon the grant of an SAR, and the Company will not be entitled to a deduction at such time. Upon the exercise of an SAR, ordinary income will be recognized by the holder equal to the excess of the fair market value of the shares on the date of exercise over the fair market value of the shares on the date of grant. The Company generally will be entitled to a deduction equal to the amount recognized by the holder.

        (c)   Restricted Stock. Unless a timely Section 83(b) election is made, as described in the following paragraph, a recipient will not recognize taxable income upon the grant or purchase of Restricted Stock because such stock will be nontransferable and subject to a substantial risk of forfeiture (collectively, "Forfeiture") and any dividends received on the shares while subject to Forfeiture will be treated as compensation income rather than as dividend income. Whenever any of such stock is no longer subject to Forfeiture, the recipient will recognize ordinary income, subject to payroll tax withholding, equal to the excess of the then fair market value of the shares which have thus become unrestricted over their purchase price, if any. The income recognized will increase the adjusted basis of such stock and the holding period for purposes of long capital gain or loss.

        A recipient may make an irrevocable election within 30 days after the grant or purchase of Restricted Stock, pursuant to Section 83(b) of the Code, to recognize ordinary income, subject to withholding of payroll tax, on the basis of the fair market value of the Restricted Stock at the time of its receipt without regard to any diminution in value because of Forfeiture. The adjusted basis of such stock would be increased by the income recognized and the recipient's holding period for the shares would commence immediately. Dividends on the shares will not be treated as compensation, but as ordinary dividend income. No income (other than dividends) would thereafter arise with respect to the shares until they are sold. The gain or loss on sale would be long or short-term capital gain or loss depending on the holding period of the shares.

        In general, the Company will be entitled to a deduction at the same time, and in an amount equal to, the ordinary income recognized by a recipient with respect to shares of Restricted Stock.

        Vote Required. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of the New Plan. Shares of Common Stock held by stockholders present in person at the Annual Meeting that are not voted for approval of the New Plan or shares held by stockholders represented at the Annual Meeting by proxy from which authority to vote for the New Plan has been properly withheld (including broker non-votes) will not be counted toward the majority required for approval.

        Recommendation of the Board of Directors. The Board of Directors recommends a vote FOR the Movie Gallery, Inc. 2003 Stock Plan Proposal. The Board of Directors believes that the proposed New Plan is in the best interests of the Company and its stockholders. Proxies received will be voted in favor of the Movie Gallery, Inc. 2003 Stock Plan Proposal unless otherwise indicated.

APPROVAL OF THE ADOPTION OF THE MOVIE GALLERY, INC.
2003 EMPLOYEE STOCK PURCHASE PLAN

        The Board of Directors has adopted, subject to stockholder approval at the Annual Meeting, the Movie Gallery, Inc. 2003 Employee Stock Purchase Plan (the "ESPP"). The Board of Directors believes that by providing employees with an opportunity to purchase the Company's common stock, the ESPP will help the Company to continue to attract, retain and provide incentive compensation to employees. The Company intends to have the ESPP qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the ESPP will, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. To date, no shares have been issued under the ESPP.

        The principal features of the ESPP are summarized below. This summary is qualified in its entirety by the provisions of the ESPP, a copy of which is attached hereto as Appendix "C".

        Administration. The ESPP will be administered by the Board of Directors or a committee named by the Board of Directors. The Board of Directors or such committee will have the full power to adopt, amend and rescind any rules it believes are desirable and appropriate for the administration of the ESPP and that are not inconsistent with the ESPP, to construe and interpret the ESPP, and to make other determinations necessary or advisable for the administration of the ESPP. The Board of Directors may, without stockholder consent or regard to whether any participant's rights may be considered to have been adversely affected, change the offering periods of the ESPP, limit the frequency and/or number of changes in the amount withheld during an offering period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each participant properly correspond with amounts withheld from the participant's compensation, and establish such other limitations or procedures as the Board of Directors determines in its sole discretion are advisable and that are consistent with the ESPP.

        Available Shares. Subject to appropriate adjustments for stock dividends, stock splits or combinations, recapitalizations and the like, as is more fully described below, the maximum number of shares of common stock available for sale under the ESPP shall be 250,000 shares. If not enough shares of common stock are available under the ESPP for purchase on any given offering date, the Board of Directors shall make a pro rata allocation of the shares of common stock available for purchase and shall then, in its sole discretion, determine whether to continue or terminate the ESPP. Because ESPP participants participate in the ESPP in their discretion, the amount and dollar value of future benefits are not determinable at this time.

        Eligibility. Subject to the limitations imposed by Section 423(b) of the Code, any person who is an employee of the Company as of the first day of a given offering period and who completes a subscription agreement and any other required documentation provided by the Company, may participate in the ESPP. However, no employee shall be granted an option under the ESPP if, immediately after the grant, such employee would own capital stock of the Company and/or options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. In addition, no option to purchase common stock under the ESPP will be granted to any employee where the option as granted would permit such employee's rights to purchase common stock under all employee stock plans of the Company and its subsidiaries to accrue at a rate that exceeds $25,000 of the fair market value of such stock for each calendar year in which such option is outstanding at any time. There are currently approximately 12,327 individuals eligible to participate in the ESPP.

        Participation and Payment for Shares of Common Stock. Participation in the ESPP is voluntary. To participate, employees must complete a subscription agreement and any other documents required by the Company to authorize payroll deductions pursuant to the ESPP. Deductions must be at least 1% and not more than 10% of each participant's compensation on each payday during the offering period. All amounts deducted in accordance with a participant's payroll deduction authorization will be credited to an account maintained on the Company's books in the participant's name. A participant may discontinue his or her participation or, once each offering period, may increase or decrease the participant's authorized payroll deduction amount.

        Purchase Price. Options under the ESPP are granted on the first day of the option period and are exercised, in general, on the last day of the option period. In general, the purchase price of common stock issued pursuant to the exercise of an option under the ESPP will be 85% of the fair market value of the common stock on either the date of grant of the option or the date on which the option is exercised, whichever is less.

        Purchase of Shares. The number of shares of common stock a participant purchases for any option period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation by the purchase price per share, subject to the limits described in this paragraph. The number of shares of common stock a participant may purchase during each offering period is limited to 10,000 shares (subject to appropriate adjustment for stock dividends, stock splits or combinations, recapitalizations and the like). The Board of Directors may impose additional limits for any offering period.

        Withdrawal from Participation. A participant may at any time prior to exercise cancel all but not less than all of the payroll contributions credited to his or her account under the ESPP by submitting a written notice to the Company. The Company will promptly return to the withdrawing participant all payroll contributions credited to the withdrawing participant's account and no further payroll deductions will be made during the offering period. Any employee whose employment has not been continuous for at least 20 hours per week during the offering period will be deemed to have withdrawn from the ESPP and all payroll contributions credited to his or her account shall be promptly returned.

        Upon an employee ceasing to be employed by the Company, whether due to voluntary or involuntary termination, death or retirement, the Company shall return to the employee (or, in the case of death, the employee's estate) all payroll contributions and shall automatically terminate his or her option under the ESPP.

        Transferability. No payroll contributions credited to a participant's account may be transferred, assigned, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or the rules for beneficiary designation detailed in the ESPP) by a participant.

        Adjustments upon Changes in Capitalization; Corporate Transactions. Subject to any action required by the stockholders of the Company, the number of shares of common stock subject to the ESPP and available for purchase shall be proportionately adjusted by the Board of Directors in its sole and final discretion, for any increase or decrease in the number of issued shares of common stock resulting form a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by the Company, except for the conversion of convertible securities.

        Upon dissolution or liquidation of the Company, any offering period then in progress will terminate immediately prior to the consummation of such action, unless the Board of Directors provides otherwise. In the event of a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation (each, a "Corporate Transaction"), each option under the ESPP will be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation. The Board may determine, in its sole and absolute discretion, that in the alternative, each offering period then in progress shall accelerate and a new date for purchase of shares of common stock shall be determined by the Board of Directors.

        Amendment and Termination. The Board of Directors may at any time and for any reason terminate or amend the ESPP. Except in the case of Corporate Transactions and certain other adjustments, no such termination or amendment of the ESPP may affect options previously granted, subject to certain specified exceptions.

        Federal Income Tax Consequences. The following summary description is limited to the principal U.S. Federal income tax consequences under current law of participation in the ESPP, and does not attempt to describe all possible tax consequences. The ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. Under the rules applicable to employee stock purchase plans that so qualify, a participant will realize no income either upon the grant or upon the exercise of an option awarded under the ESPP, although amounts withheld from the participant's pay to be applied toward the exercise of the option will be taxable to the participant. Upon any disposition by the participant of shares acquired upon exercise of an ESPP option, if such disposition occurs after the shares have been held for at least two years after the date of the option grant, or if the participant dies at any time while holding the shares, ordinary income will be recognized equal to the lesser of (a) the excess of the fair market value of the shares at the time of disposition or death over the purchase price, or (b) 15% of the fair market value of the shares on the date of grant of the option. Any additional gain recognized in such a disposition will be taxable as long-term capital gain. If the participant sells or otherwise disposes of the shares prior to expiration of the two-year period (a disqualifying disposition), he or she will recognize ordinary income equal to the amount by which the fair market value of the stock on the date the option was exercised exceeded the exercise price. Any additional gain, or any loss, recognized in the disposition will be taxable as a capital gain or loss, long-term or short-term depending on the participant's holding period in the shares. A deduction will be available to the Company with respect to any ordinary income realized by a participant in a disqualifying disposition of shares acquired under the ESPP.

        Vote Required. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of the ESPP. Shares of Common Stock held by stockholders present in person at the Annual Meeting that are not voted for approval of the ESPP or shares held by stockholders represented at the Annual Meeting by proxy from which authority to vote for the ESPP has been properly withheld (including broker non-votes) will not be counted toward the majority required for approval.

        Recommendation of the Board of Directors. The Board of Directors recommends a vote FOR the Movie Gallery, Inc. 2003 Employee Stock Purchase Plan Proposal. The Board of Directors believes that the proposed ESPP is in the best interests of the Company and its stockholders. Proxies received will be voted in favor of the Movie Gallery, Inc. 2003 Employee Stock Purchase Plan Proposal unless otherwise indicated.

PROPOSAL TO RATIFY APPOINTMENT OF ERNST & YOUNG LLP
AS THE COMPANY'S ACCOUNTANTS

        The Audit Committee of the Board of Directors has approved Ernst & Young LLP as the Company's independent accountants to audit its consolidated financial statements for the fiscal year ending January 4, 2004. During the fiscal year ended January 5, 2003, Ernst & Young LLP served as the Company's independent accountants and also provided certain tax consulting and other accounting services. The Company is not required to seek stockholder approval for the appointment of its independent accountants; however, the Audit Committee and the full Board of Directors believe it to be sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

        A representative of Ernst & Young LLP will be present at the Annual Meeting to respond to any questions. He or she will be given the opportunity to make a statement if he or she desires to do so.

        The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent accountants.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, as well as persons who own more than ten percent of the Company's Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's Common Stock. Directors, executive officers and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely upon a review of copies of reports filed with the SEC and submitted to the Company since January 6, 2002, and on written representations by the directors and executive officers of the Company, the Company believes that, with the exceptions described below, all of the Company's directors and executive officers filed all required reports on a timely basis during the past fiscal year.

        On February 20, 2003, Mr. Malugen filed a Form 5 for 2002 to report the sale of 233,800 shares of the Company's Common Stock in a public offering pursuant to the underwriters' exercise of their over allotment option, which sale was not previously reported on a Form 4, and to report the transfer by Mr. Malugen of 4,819,600 shares of the Company's Common Stock to The Joe Thomas Malugen 2002 Irrevocable Trust (the "Trust") and the transfer by the Trust of such shares back to Mr. Malugen. On February 20, 2003, Mr. Parrish filed a Form 5 for 2002 to report the sale of 467,600 shares of the Company's Common Stock in a public offering pursuant to the underwriters' exercise of their over allotment option, which sale was not previously reported on a Form 4.

SUBMISSION OF STOCKHOLDER PROPOSALS

        Stockholders are advised that any stockholder proposal, including nominations to the Board of Directors, intended for consideration at the 2004 Annual Meeting must be received by the Company no later than January 5, 2004, to be included in the proxy material for the 2004 Annual Meeting. It is recommended that stockholders submitting proposals direct them to the Company, c/o S. Page Todd, Secretary of the Company, 900 West Main Street, Dothan, Alabama 36301, and utilize certified mail, return-receipt requested in order to ensure timely delivery.

DELIVERY OF THIS PROXY STATEMENT

        The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for the security holders and cost savings for companies.

        This year, a number of brokers with account holders who are Movie Gallery stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker or direct your written request to the Company, c/o S. Page Todd, Secretary of the Company, 900 West Main Street, Dothan, Alabama 36301.

        Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

        The Board of Directors knows of no matter to come before the Annual Meeting other than as specified herein. If other business should, however, be properly brought before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.

        THE STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                    By Order of the Board of Directors

                    Joe T. Malugen
                     Chairman of the Board

May 9, 2003

APPENDIX "A"

MOVIE GALLERY, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

(Amended March 26, 2003)

I. PURPOSE

        The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors ("Board") in fulfilling its oversight responsibilities relating to (1) the quality and integrity of the financial reports of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function, and (4) the compliance by the Company with legal and regulatory requirements. Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

II. STATEMENT OF POLICY

        In carrying out its responsibilities, the Committee's policies and procedures should remain flexible, in order to best react to changing circumstances. The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors and the management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

        The Committee will fulfill these responsibilities by carrying out the activities enumerated in Part V of this Charter.

III. COMPOSITION

        The Committee shall be comprised of no fewer than three Directors as determined by the Board, each of whom shall meet the independence and experience requirements of Nasdaq, the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC").

        At least one member of the Committee shall be an "audit committee financial expert" as defined by the SEC.

        The members of the Committee shall be appointed by the full Board. The Board may replace Committee members. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

IV. MEETINGS

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet periodically with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or either of these groups believes should be discussed privately. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

V. AUDIT COMMITTEE AUTHORITY AND RESPONSIBILITIES

        The Committee shall:

          1.     Make regular reports to the Board.

          2.     Have the authority, to the extent it deems necessary or appropriate, to retain and determine funding for independent legal, accounting or other advisors.

          3.     Review and update this Charter periodically, at least annually, as conditions dictate.

          4.     Prepare an annual report to the Company's shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

Authority Over and Oversight of Relationship with the Independent Auditors

          5.     Have the sole authority to appoint or replace, determine funding for, and oversee the independent auditors (subject, if applicable, to shareholder ratification). The independent auditors shall report directly to the Committee.

          6.     Pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

          7.     Be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

          8.     Review and evaluate the lead partner of the independent auditor team.

          9.     Obtain and review a report from the independent auditors at least annually regarding (a) the independent auditors' internal quality-control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Company.

          10.   Evaluate the qualifications, performance and independence of the independent auditors, including considering whether the auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditors' independence, taking into account the opinions of management. The Committee shall present its conclusions with respect to the selection or change of independent auditors to the Board.

          11.   Ensure the rotation of the audit partners as required by law.

          12.   Meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit.

          13.   Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

          14.   Discuss with the national office of the independent auditors issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

Financial Statement and Disclosure Matters

          15.   Review and discuss with management and the independent auditors the Company's annual financial statements, including management's discussion and analysis, and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent auditors, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

          16.   Review and discuss with management and the independent auditors the Company's quarterly financial statements prior to filing of its Form 10-Q, or prior to the release of earnings.

          17.   Discuss with management and the independent auditors, together and in separate executive sessions, significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, financial reporting process and any special steps adopted in light of material deficiencies.

          18.   Review and discuss quarterly reports from the independent auditors on:

      a.
      All critical accounting policies and practices to be used;

      b.
      All alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

      c.
      Other material written communications between the independent auditors and management, such as any management letter or schedules of unadjusted differences.

          19.   Discuss with management the Company's earnings press releases, including the use of "pro forma" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of the types of information to be disclosed and the types of presentations to be made).

          20.   Discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

          21.   Discuss with the independent auditors matters (required by Statement on Auditing Standard No. 61) relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of the activities or access to requested information, and any significant disagreements with management.

          22.   Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company and related disclosure controls, and elicit any recommendations offered for the improvement of such internal control and disclosure control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

          23.   Discuss with management and the independent auditors the Company's major financial risk exposures (including potential or pending litigation) and steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

Compliance Oversight Responsibilities

          24.   Obtain from the independent auditors assurance that Section 10A(b) of the Exchange Act has not been implicated.

          25.   Discuss with or obtain reports from management and the independent auditors that the Company and its affiliated entities are in conformity with applicable legal requirements and the Company's Code of Ethics. Review reports and disclosures on insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics.

          26.   Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose without seeking Board approval if, in its judgment, that is appropriate.

          27.   Establish procedures for receiving, retaining and addressing complaints concerning accounting, internal audit controls and other audit matters.

          28.   Establish procedures for the confidential, anonymous submission of employee concerns regarding questionable accounting or auditing matters.

          29.   Discuss with the Company's general counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

          30.   Submit the minutes of all meetings of the Committee to the Board and discuss, through its Chairman, the matters discussed at each Committee meeting with the Board.

VI. LIMITATION OF THE AUDIT COMMITTEE'S ROLE

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

APPENDIX "B"

MOVIE GALLERY, INC.
2003 STOCK PLAN

        1.     PURPOSE

        The Plan is intended to provide incentives to key Employees, Directors and Consultants of the Corporation and its Subsidiaries, to encourage them to acquire a proprietary interest in the Corporation and remain in the service of the Corporation and its Subsidiaries, and to attract new Employees, Directors and Consultants with outstanding qualifications. The Plan provides both for the direct award or sale of Shares and for the grant of options to purchase Shares, as well as for the grant of SARs.

        2.     DEFINITIONS

        Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:

          (a)   "Acquisition Price" shall mean the price per Share of Common Stock, determined by the Administrator, at which a Share may be acquired under the Plan (other than upon exercise of an Option).

          (b)   "Act" shall mean the Securities Act of 1933, as amended.

          (c)   "Administrator" shall mean the Board or the Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

          (d)   "Board" shall mean the Board of Directors of the Corporation.

          (e)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (f)    "Committee" shall mean the committee appointed by the Board in accordance with Section 4 of the Plan.

          (g)   "Common Stock" shall mean the $.001 par value Common Stock of the Corporation and any class of shares into which such Common Stock hereafter may be converted or reclassified.

          (h)   "Consultant" shall mean a person who performs bona fide services for the Corporation, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and outside Directors.

          (i)    "Corporation" shall mean MOVIE GALLERY, INC., a Delaware corporation.

          (j)    "Director" shall mean a member of the Board or a member of the board of directors of a Subsidiary.

          (k)   "Disability" shall mean a medically determinable physical or mental impairment which has made an individual incapable of engaging in any substantial gainful activity. A condition shall be considered a Disability only if (i) it can be expected to result in death or has lasted or it can be expected to last for a continuous period of not less than twelve (12) months, and (ii) the Administrator, based upon medical evidence, has expressly determined that Disability exists.

          (l)    "Employee" shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary.

          (m)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (n)   "Exercise Price" shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.

          (o)   "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:

              (i)  If the Shares are traded on an exchange or over-the-counter on the National Market System (the "NMS") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), (A) if listed on an exchange, the closing price as reported for composite transactions on the business day immediately prior to the date of valuation or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, and (B) if traded on the NMS, the last sales price on the business day immediately prior to the date of valuation or, if no sale occurred on such date, then the mean between the highest bid and the lowest asked prices as of the close of business on the business day immediately prior to the date of valuation, as reported in the NASDAQ system;

             (ii)  If the Shares are not traded on an exchange or the NMS but are otherwise traded over-the-counter, the mean between the highest bid and lowest asked prices quoted in the NASDAQ system as of the close of business on the business day immediately prior to the date of valuation or, if on such day such security is not quoted in the NASDAQ system, the mean between the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; and

            (iii)  If neither clause (i) nor (ii) above applies, the fair market value as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

          (p)   "Immediate Family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

          (q)   "Incentive Stock Option" shall mean an option described in Section 422(b) of the Code.

          (r)   "Nonstatutory Stock Option" shall mean an option not described in Section 422(b) of the Code.

          (s)   "Option" shall mean any stock option granted pursuant to the Plan. An Option shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that an Option is to be granted as of a date in the future, the date of grant shall be that future date.

          (t)    "Option Agreement" shall mean a written stock option agreement evidencing a particular Option between an Optionee and the Corporation.

          (u)   "Optionee" shall mean a Participant who has received an Option.

          (v)   "Option Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

          (w)  "Parent" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, if each of the corporations other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

          (x)   "Participant" shall have the meaning assigned to it in Section 5(a) hereof.

          (y)   "Plan" shall mean this MOVIE GALLERY, INC. 2003 Stock Plan, as it may be amended from time to time.

          (z)   "Predecessor Plan" shall mean the MOVIE GALLERY, INC. 1994 Stock Plan, as amended.

          (aa) "Purchaser" shall mean a person to whom the Board has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

          (bb) "Retirement" shall mean (i) with respect to an Employee, the voluntary cessation of employment upon either (x) the attainment of age sixty-five (65) and the completion of not less than ten (10) years of service with the Corporation or a Subsidiary, or (y) the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary; and (ii) with respect to a Director, the voluntary election not to stand for re-election as Director upon the attainment of age sixty-five (65) and the completion of not less than five (5) years of service as a Director.

          (cc) "SAR" shall mean any stock appreciation right granted pursuant to the Plan. An SAR shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that an SAR is to be granted as of a date in the future, the date of grant shall be that future date.

          (dd) "SAR Recipient" shall mean a Participant who has been granted an SAR.

          (ee) "Share" shall mean one share of Common Stock, adjusted in accordance with Section 14 of the Plan (if applicable).

          (ff) "Share Acquisition Price" shall mean the Acquisition Price multiplied by the number of Shares which are acquired pursuant to a Stock Purchase Agreement.

          (gg) "Stock Purchase Agreement" shall mean a written agreement between the Corporation and a Purchaser who acquires Shares under the Plan.

          (hh) "Subsidiary" shall mean any subsidiary corporation of the Corporation as defined in Section 424(f) of the Code.

        3.     EFFECTIVE DATE

        The Plan was adopted by the Board effective March 26, 2003, subject to the approval of the Corporation's stockholders pursuant to Section 20 hereof.

        4.     ADMINISTRATION

        The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by a Committee which shall be appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filed by the Board. The Committee shall be composed of Non-Employee Directors as defined in Rule 16b-3 promulgated under Section 16 of the Exchange Act. There shall be at least two Directors serving on the Committee at any time. The Board shall appoint one of the members of the Committee as Chairman.

        The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

        The Administrator shall from time to time at its discretion select the Employees, Consultants and Directors who are to be granted Options, direct awards or sales of Shares and SARs, determine the number of Shares to be subject to Options and to be issued to Purchasers and the other rights to be granted to each Optionee, Purchaser and SAR Recipient, and, with respect to Options, designate such Options as Incentive Stock Options or Nonstatutory Stock Options, except that no Incentive Stock Option may be granted to a non-Employee Director or Consultant. A Committee or Board member shall in no event participate in any determination relating to Options, SARs or any other rights held by or to be granted to such Committee or Board member. The interpretation and construction by the Administrator of any provision of the Plan or of any Option, SAR, or other right, Option Agreement or Stock Purchase Agreement shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option, SAR, or other right granted hereunder.

        5.     PARTICIPATION

          (a)   Eligibility

        Optionees, Purchasers and SAR Recipients shall be such persons (collectively, "Participants"; individually, a "Participant") as the Administrator may select from among the following classes of persons, subject to the terms and conditions of Section 5(b) below:

              (i)  Employees (who may be officers, whether or not they are Directors);

             (ii)  Directors; and

            (iii)  Consultants.

        Notwithstanding the provisions of the first paragraph of this Section 5(a), the Administrator may at any time or from time to time designate one or more Directors as being ineligible for selection as Participants in the Plan for any period or periods of time.

          (b)   Ten-Percent Stockholders

        A Participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its Parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

          (c)   Stock Ownership

        For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option shall not be counted.

          (d)   "Outstanding stock"

        For purposes of Section 5(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issuance under outstanding Options held by the Optionee or by any other person.

        6.     STOCK

        The stock issued to Purchasers or subject to Options granted under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued under the Plan shall not exceed the sum of (i) 1,337,525 Shares plus (ii) up to 2,830,224 additional Shares representing the number of shares reserved for issuance under the Predecessor Plan pursuant to "Options" (as defined therein) outstanding under the Predecessor Plan as of the effective date referred to in Section 3 to the extent that such "Options" expire or are terminated, in whole or in part, without being exercised. The number of Shares subject to Options or other rights outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. In the event that any outstanding Option or other right for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option or other right may again be made subject to an Option or other right. No eligible person shall be granted Options or other rights during any 12-month period covering more than 250,000 Shares. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 14 hereof upon the occurrence of an event specified in that Section.

        7.     TERMS AND CONDITIONS OF OPTIONS

          (a)   Option Agreement

        Each grant of an Option under the Plan shall be evidenced by an Option Agreement in such form as the Administrator shall from time to time determine. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in an Option Agreement. The provisions of the various Option Agreements entered into under the Plan need not be identical.

          (b)   Nature of Option

        Each Option shall state whether it is an Incentive Stock Option or a Nonstatutory Stock Option.

          (c)   Number of Shares

        Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 14 hereof.

          (d)   Exercise Price

        Each Option shall state the Exercise Price. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than eighty-five percent (85%) of the Fair Market Value on the date of grant. Subject to the preceding two sentences, the Exercise Price under an Option shall be determined by the Administrator in its sole discretion.

          (e)   Term and Non-Transferability of Options

        Each Option shall state the time or times when all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted, and in the case of Incentive Stock Options a shorter term may be required by Section 5(b). Subject to the preceding sentence, the Administrator in its sole discretion shall determine when an Option is to expire. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative and shall not be assignable or transferable, except as provided in the next sentence. If the applicable Option Agreement so provides, a Nonstatutory Stock Option shall also be transferable by the Optionee by (i) a gift to a member of the Optionee's Immediate Family or (ii) a gift to an inter vivos or testamentary trust in which members of the Optionee's Immediate Family have a beneficial interest of more than 50% and which provides that such Nonstatutory Stock Option is to be transferred to the beneficiaries upon the Optionee's death. In the event of the Optionee's death, the Option shall not be transferable other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right thereunder, shall be null and void and, at the Corporation's option shall cause all of the Optionee's rights under the Option to terminate.

          (f)    No Rights as a Stockholder

        No one shall have rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 14 hereof.

          (g)   Modification, Extension and Renewal of Options

        Within the limitations of the Plan, the Administrator may modify an Option, accelerate the rate at which an Option may be exercised (including, without limitation, permitting an Option to be exercised in full without regard to the installment or vesting provisions of the applicable Option Agreement or whether the Option is at the time exercisable, to the extent it has not previously been exercised), extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

          (h)   Notice of Sale

        Until the later of the second anniversary of the grant of any Incentive Stock Option and the first anniversary of the issuance of any stock ("incentive stock") pursuant to the exercise of an Incentive Stock Option, the stock transfer records of the Corporation (whether maintained by it or by a transfer agent of the Common Stock) shall reflect that any certificates issued or to be issued representing incentive stock in connection with such exercise must be registered in the name of the beneficial holder (and not in any "street name") until transferred to a third party, and that the transfer agent shall notify the Corporation in a case of any requested transfer of such incentive stock during that period. In addition, the certificate or certificates registered in the name of the beneficial holder representing the incentive stock issued upon such exercise will bear the following legend during such period:

  "Solely to assist the issuer of the shares represented by this certificate, until the later of the second anniversary of the date of grant of the Option under which this certificate was originally issued or one year from the date of original issuance of the shares represented by this certificate, the Transfer Agent will notify the issuer of the shares represented hereby of any requested transfer by the original registered holder."

          (i)    Withholding Taxes

        As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

          (j)    Other Provisions

        An Option Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Administrator shall deem advisable.

          (k)   Substitution of Options

        Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code the Administrator may, in accordance with the provisions of that Section, substitute Options under the Plan for options of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

        8.     TERMS AND CONDITIONS OF AWARDS OR SALES

          (a)   Stock Purchase Agreement

        Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement in such form as the Administrator shall from time to time determine. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

          (b)   Duration of Offers and Nontransferability of Rights

        Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Corporation. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

          (c)   Acquisition Price

        The Acquisition Price of Shares to be offered under the Plan, if newly issued, shall not be less than the par value of such Shares. Subject to the preceding sentence, the Administrator shall determine the Acquisition Price in its sole discretion. The Acquisition Price shall be payable in a form described in Section 10.

          (d)   Withholding Taxes

        As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

          (e)   Restrictions on Transfer of Shares

        Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. A Stock Purchase Agreement may provide for accelerated vesting in the event of the Purchaser's death, Disability, Retirement or other events.

          (f)    Other Provisions

        A Stock Purchase Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan as the Administrator shall deem advisable.

        9.     STOCK APPRECIATION RIGHTS

          (a)   Grant

        SARs may be granted under the Plan by the Administrator, subject to such rules, terms, and conditions as the Administrator prescribes. Each SAR shall be evidenced by a written agreement between the Corporation and the SAR Recipient in such form as the Administrator shall from time to time determine. Each SAR shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in an SAR agreement. The provisions of the various SAR agreements entered into under the Plan need not be identical.

          (b)   Exercise

              (i)  Each SAR shall entitle the holder, upon exercise, to receive from the Corporation in exchange therefor an amount equal to the value of the excess of the Fair Market Value on the date of exercise of one Share over its Fair Market Value on the date of grant (or, in the case of an SAR granted in connection with an Option, the excess of the Fair Market Value of one Share over the Option price per share under the Option to which the SAR relates), multiplied by the number of Shares covered by the SAR or the Option, or portion thereof, that is surrendered. No SAR shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Corporation upon exercise of an SAR may be made in shares of Common Stock valued at Fair Market Value, in cash, or partly in shares of Common Stock and partly in cash, all as determined by the Administrator.

             (ii)  An SAR shall be exercisable only at the time or times established by the Administrator. If an SAR is granted in connection with an Option, the following rules shall apply: (1) the SAR shall be exercisable only to the extent and on the same conditions that the related Option could be exercised; (2) upon exercise of the SAR, the Option or portion thereof to which the SAR relates terminates; and (3) upon exercise of the Option, the related SAR or portion thereof terminates.

            (iii)  The Administrator may withdraw any SAR granted under the Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of SAR Recipients. Such rules and regulations may govern the right to exercise SARs granted prior to adoption or amendment of such rules and regulations as well as SARs granted thereafter.

            (iv)  For purposes of this Section 9, Fair Market Value shall be determined as of the date the SAR is exercised.

             (v)  Upon the exercise of an SAR for shares of Common Stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. Cash payments made upon the exercise of SARs shall not reduce the number of Shares reserved for issuance under the Plan.

          (c)   Withholding

        As a condition to the exercise of an SAR, the SAR Recipient shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise.

        10.   PAYMENT FOR SHARES

          (a)   General Rule

        The entire Share Acquisition Price or Option Purchase Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 10.

          (b)   Surrender of Stock

        To the extent that an Option Agreement so provides, all or any part of the Option Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Corporation in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised.

          (c)   Services Rendered

        At the discretion of the Administrator, Shares may be awarded under the Plan in consideration of services rendered prior to the award to the Corporation, a Parent or a Subsidiary.

          (d)   Promissory Note

        To the extent that an Option Agreement or Stock Purchase Agreement so provides, all or a portion of the Option Purchase Price or Share Acquisition Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

          (e)   Exercise/Sale

        To the extent that an Option Agreement so provides, and if Common Stock is publicly traded, payment of the Option Purchase Price with respect to an Option may be made all or in part by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation in payment of all or part of the Option Purchase Price and any withholding taxes.

          (f)    Exercise/Pledge

        To the extent that an Option Agreement so provides, and if Common Stock is publicly traded, payment of the Option Purchase Price with respect to an Option may be made all or in part by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Corporation, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation in payment of all or part of the Option Purchase Price and any withholding taxes.

        11.   CESSATION OF EMPLOYMENT

          (a)   Cessation for Any Reason (other than Death, Disability or Retirement)

        If an Optionee or SAR Recipient ceases to be an Employee or to serve as a Director or Consultant of the Corporation for any reason other than his or her death, or, with respect to an Employee or Director, his or her Disability or Retirement, such Optionee or SAR Recipient shall have the right, subject to the restrictions referred to elsewhere in the Plan, to exercise his Option or SAR, as applicable, at any time within ninety (90) days after cessation of employment or the date he ceases serving as a Director or Consultant (or such other date as determined by the Administrator), provided that the foregoing shall not extend any Option or SAR beyond its term, but, except as otherwise provided in the applicable Option Agreement or SAR agreement, only to the extent that, at the date of cessation of employment or serving as a Director or Consultant, the Optionee's or SAR Recipient's right to exercise such Option or SAR, as applicable, had accrued pursuant to the terms of the applicable Option Agreement or SAR agreement and had not previously been exercised. An Option Agreement or SAR agreement may, in the sole discretion of the Administrator, but need not, provide that the Option or SAR shall cease to be exercisable on the date of such cessation if such cessation arises by reason of the Optionee's or SAR Recipient's misconduct. An Optionee or SAR Recipient shall be considered to have been terminated for misconduct if he resigns or is discharged or is otherwise terminated on account of conviction of a felony or any crime of moral turpitude, misappropriation of the assets of the Corporation or any Subsidiaries or any affiliate, continued or repeated insobriety or illegal drug use, continued or repeated absence from service during the usual working hours of the Optionee's or SAR Recipient's position for reasons other than Disability or sickness, or refusal to carry out a reasonable direction of the Board or of the Chief Executive Officer of the Corporation or of any other person designated by such Chief Executive Officer.

        For purposes of this Section 11(a), the employment relationship shall be treated as continuing intact while the Optionee or SAR Recipient is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the thirtieth (30th) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

          (b)   Death of Optionee or SAR Recipient

        If an Optionee or SAR Recipient dies while a Participant, or after ceasing to be a Participant but during the period in which he or she could have exercised his Option or SAR, and has not fully exercised his Option or SAR, then his Option or SAR may be exercised in full, subject to the restrictions referred to elsewhere in the Plan, at any time within twelve (12) months after the Optionee's or SAR Recipient's death (or such other date as determined by the Administrator) (provided that the foregoing shall not extend any Option or SAR beyond its term), by the executor or administrator of his estate or by any person or persons who have acquired the Option or SAR directly from the Optionee or SAR Recipient by bequest or inheritance, but, except as otherwise provided in the applicable Option Agreement or SAR agreement, only to the extent that, at the date of death, the Optionee's or SAR Recipient's right to exercise such Option or SAR had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement or SAR agreement and had not previously been exercised.

          (c)   Disability of Optionee or SAR Recipient

        If an Optionee or SAR Recipient ceases to be an Employee or Director by reason of Disability, such Optionee or SAR Recipient shall have the right, subject to the restrictions referred to elsewhere in the Plan, to exercise his Option or SAR at any time within twelve (12) months after such cessation of employment or service (or such other date as determined by the Administrator) (provided that the foregoing shall not extend any Option or SAR beyond its term), but, except as provided in the applicable Option Agreement or SAR agreement, only to the extent that, at the date of such cessation of employment or service as a Director, the Optionee's or SAR Recipient's right to exercise such Option or SAR had accrued pursuant to the terms of the applicable Option Agreement or SAR agreement and had not previously been exercised.

          (d)   Retirement of Optionee or SAR Recipient

        If an Optionee or SAR Recipient ceases to be an Employee or Director by reason of Retirement (and not on account of misconduct as determined in Section 11(a)), such Optionee or SAR Recipient shall have the right, subject to the restrictions referred to elsewhere in the Plan, to exercise his Option or SAR at any time within twelve (12) months after cessation of employment or service (or such other date as determined by the Administrator) (provided that the foregoing shall not extend any Option or SAR beyond its term), but only to the extent that, at the date of cessation of employment or service as a Director, the Optionee's or SAR Recipient's right to exercise such Option or SAR had accrued pursuant to the terms of the applicable Option Agreement or SAR agreement and had not previously been exercised.

        12.   LIMITATION OF ANNUAL AWARDS

        The aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under the Plan and all other plans maintained by the Corporation, its Parent or its Subsidiaries, shall not exceed $100,000.

        13.   TERM OF PLAN

        Subject to the limitations in Section 6, Options, SARs and other awards or sales of Shares may be granted pursuant to the Plan until the date ten years after the effective date referred to in Section 3.

        14.   EFFECT OF CERTAIN EVENTS

          (a)   Stock Splits and Dividends

        Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section 6 hereof, and the number of Shares covered by each outstanding Option and SAR and the exercise prices thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only if paid in Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

          (b)   Merger, Sale of Assets, Liquidation

        Subject to any required action by stockholders, if the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option and SAR shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option or SAR would have been entitled as a result of the merger. If the Corporation sells all, or substantially all, of its assets or the Corporation merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with another corporation, the Plan and each Option and SAR shall terminate, but only after each Optionee and SAR Recipient (or the successor in interest) has been given the right to exercise the vested portion of any unexpired Option or SAR in full or in part. This right shall be exercisable for the period of twenty (20) days ending five (5) days before the effective date of the sale, merger, or consolidation (or such longer period as the Administrator may specify), provided that the foregoing shall not extend any Option or SAR beyond its term. The Administrator may determine, in its sole and absolute discretion, that in the alternative, the surviving or acquiring corporation (or the parent company of the surviving or acquiring corporation) may tender to any Optionee or SAR Recipient (or successor in interest) a substitute option or options or stock appreciation right to purchase shares of, or with respect to the shares of, the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation). The substitute option or stock appreciation right shall contain all terms and provisions required substantially to preserve the rights and benefits of all Options and SARs then held by the Optionee or SAR Recipient (or successor in interest) receiving the substitute option or stock appreciation right. Any other dissolution or liquidation of the Corporation shall cause each Option or SAR to terminate.

        At the discretion of the Administrator, an Option or SAR exercised in contemplation of the consummation of the sale of all or substantially all of the assets of the Corporation or a merger (other than a merger of the type described in the first sentence of the immediately preceding paragraph) or consolidation of the Corporation with another corporation, may be conditioned upon such sale, merger or consolidation becoming effective.

          (c)   Adjustment Determination

        To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

          (d)   Limitation on Rights

        Except as expressly provided in this Section 14, an Optionee or SAR Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Option or SAR. The grant of an Option or SAR pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

          (e)   Change in Control

        In the event of a pending or threatened takeover bid, tender offer or exchange offer for twenty percent (20%) or more of the outstanding Common Stock or any other class of stock or securities of the Corporation (other than a tender offer or exchange offer made by the Corporation or any Subsidiary), whether or not deemed a tender offer under applicable Federal or state law, or in the event that any person makes any filing under Section 13(d) or 14(d) of the Exchange Act with respect to the Corporation, other than a filing on Form 13G or Form 13D, the Administrator may in its sole discretion, without obtaining stockholder approval, take one or more of the following actions to the extent not inconsistent with other provisions of the Plan:

              (i)  Accelerate the exercise dates of any outstanding Option or SAR, or make the Option or SAR fully vested and exercisable;

             (ii)  Pay cash to any or all holders of Options or SARs in exchange for the cancellation of their outstanding Options or SARs; or

            (iii)  Make any other adjustments or amendments to the Plan and outstanding Options or SARs and substitute new Options or SARs for outstanding Options or SARs.

        15.   SECURITIES LAW REQUIREMENTS

          (a)   Legality of Issuance

        No Shares shall be issued under the Plan unless and until the Corporation has determined that:

              (i)  It and the Optionee or Purchaser have taken all actions required to register the offer and sale of the Shares under the Act, or to perfect an exemption from the registration requirements thereof;

             (ii)  Any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

            (iii)  Any other applicable provision of state or Federal law has been satisfied.

          (b)   Restrictions on Transfer; Representations of Optionee and Purchaser; Legends

        Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Optionee and Purchaser shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

  "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OR PLEDGE OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER OR PLEDGE TO COMPLY WITH THE ACT."

        Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 15 shall be conclusive and binding on all persons.

          (c)   Registration or Qualification of Securities.

        The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

          (d)   Exchange of Certificates

        If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

        16.   AMENDMENT OF THE PLAN

        The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's stockholders, no such revision or amendment shall:

          (a)   Materially increase the benefits accruing to Participants under the Plan;

          (b)   Increase the number of Shares which may be issued under the Plan;

          (c)   Change the designation in Section 5 hereof with respect to the classes of persons eligible to receive Incentive Stock Options; or

          (d)   Amend this Section 16 to defeat its purpose.

        17.   EXCHANGE ACT

        If the Common Stock is registered under the Exchange Act, the Plan shall be amended by the Board from time to time to the extent necessary or advisable, in the judgment of the Board after having consulted with the Corporation's counsel, to enable Participants who are officers or Directors of the Corporation and who are generally subject to the duties established by Section 16(a) or 16(b) of the Exchange Act ("Section 16 Requirements") with respect to purchases and sales of equity securities of the Corporation, to obtain the benefits of such exclusions or exemptions from the Section 16 Requirements as may be established by the Securities and Exchange Commission from time to time by rule, regulation, administrative order or interpretation (whether such interpretation is made by such Commission or staff) with respect to (i) the receipt of Options, (ii) the exercise, modification, extension, cancellation, exchange, termination or expiration of Options, (iii) the purchase of Common Stock upon the exercise of Options or otherwise pursuant to the Plan, and (iv) the sale of Common Stock received upon the exercise of Options or otherwise pursuant to the Plan. Anything in the Plan to the contrary notwithstanding, such amendments may be made without approval of the Corporation's stockholders unless and to the extent that, in the judgment of the Board after consulting with the Corporation's counsel, stockholder approval of such an amendment is a prerequisite to effectuating a desired exclusion or exemption from the Section 16 Requirements.

        18.   APPLICATION OF FUNDS

        The proceeds received by the Corporation from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes.

        19.   NO RETENTION OF RIGHTS

        Nothing in the Plan or in any Option, SAR or other right granted under the Plan shall confer upon the Optionee, SAR Recipient or Purchaser any right to continue in service with the Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining the Optionee, SAR Recipient or Purchaser) or of the Optionee, SAR Recipient or Purchaser, which rights are hereby expressly reserved by each, to terminate his service with the Corporation at any time and for any reason, with or without cause.

        20.   APPROVAL OF STOCKHOLDERS

        The Plan shall be subject to approval by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present no later than March 25, 2004. Prior to such approval, Options and SARs may be granted but shall not be exercisable.

        21.   EXECUTION

        To record the adoption of the Plan by the Board on March 26, 2003 the Corporation has caused an authorized officer to affix the corporate name hereto.

MOVIE GALLERY, INC.
By:	Name: S. Page Todd Title: Senior Vice President

APPENDIX "C"

MOVIE GALLERY, INC.
2003 EMPLOYEE STOCK PURCHASE PLAN

        The following constitutes the provisions of the 2003 Employee Stock Purchase Plan of Movie Gallery, Inc.

        1.     Purpose. The purpose of the Plan is to provide Employees with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2.     Definitions.

          (a)   "Board" means the Board of Directors of the Company.

          (b)   "Code" means the Internal Revenue Code of 1986, as amended.

          (c)   "Common Stock" means the common stock, par value $.001 per share, of the Company.

          (d)   "Company" means Movie Gallery, Inc., a Delaware corporation.

          (e)   "Compensation" means total cash compensation received by an Employee from the Company or a Designated Subsidiary. By way of illustration, but not limitation, Compensation includes regular compensation such as salary, wages, overtime, shift differentials, bonuses, commissions and incentive compensation, but excludes relocation, expense reimbursements, tuition or other reimbursements and income realized as a result of participation in any stock option, stock purchase, or similar plan of the Company or any Designated Subsidiary.

          (f)    "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board or other administrator of the Plan or pursuant to any Company-approved benefit plan or program or required by any applicable law, including the Family and Medical Leave Act of 1993, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

          (g)   "Contributions" means all amounts credited to the account of a participant pursuant to the Plan.

          (h)   "Corporate Transaction" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

          (i)    "Designated Broker" has the meaning given such term in Section 5(a).

          (j)    "Designated Subsidiaries" means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (k)   "Employee" means any person, including an Officer, who is an Employee of the Company or one of its Designated Subsidiaries for tax purposes and who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

          (l)    "Enrollment Documents" has the meaning given such term in Section 5(a).

          (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (n)   "Fair Market Value" has the meaning given such term in Section 7(b).

          (o)   "New Purchase Date" has the meaning given such term in Section 18(b).

          (p)   "Offering Date" means the first business day of each Offering Period of the Plan.

          (q)   "Offering Period" means a period of six (6) months commencing on April 1 and October 1 of each year.

          (r)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s)   "Plan" means this 2003 Employee Stock Purchase Plan.

          (t)    "Purchase Date" means the last day of each Offering Period of the Plan.

          (u)   "Purchase Price" means with respect to an Offering Period an amount equal to 85% of the Fair Market Value of a Share of Common Stock on the Offering Date or on the Purchase Date, whichever is lower; provided, however, that in the event (i) of any stockholder-approved increase in the number of Shares available for issuance under the Plan, (ii) all or a portion of such additional Shares are to be issued with respect to the Offering Period that is underway at the time of such increase ("Additional Shares"), and (iii) the Fair Market Value of a Share of Common Stock on the date of such increase (the "Approval Date Fair Market Value") is higher than the Fair Market Value on the Offering Date for any such Offering Period, then in such instance the Purchase Price with respect to Additional Shares shall be 85% of the Approval Date Fair Market Value or the Fair Market Value of a Share of Common Stock on the Purchase Date, whichever is lower.

          (v)   "Reserves" has the meaning given such term in Section 18(a).

          (w)  "Share" means a share of Common Stock, as adjusted in accordance with Section 18 of the Plan.

          (x)   "Subsidiary" means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

        3.     Eligibility.

                (a)    Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

                (b)    Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        4.     Offering Periods. The Plan shall be implemented by a series of Offering Periods of six (6) months' duration, with new Offering Periods commencing on or about April 1 and October 1 of each year (or at such other time or times as may be determined by the Board). The first Offering Period shall commence on October 1, 2003 and continue until March 31, 2004. The Plan shall continue until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

        5.     Participation.

                (a)    An eligible Employee may become a participant in the Plan by completing a subscription agreement and any other required documents ("Enrollment Documents") provided by the Company and submitting them to the Company's Human Resources Department or the stock brokerage or other financial services firm designated by the Company ("Designated Broker") prior to the applicable Offering Date, unless a later time for submission of the Enrollment Documents is set by the Board for all eligible Employees with respect to a given Offering Period. The Enrollment Documents and their submission may be electronic, as directed by the Company. The Enrollment Documents shall set forth the percentage of the participant's Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan.

                (b)    Payroll deductions shall commence on the first full payroll following the Offering Date and shall end on the last payroll paid on or prior to the Purchase Date of the Offering Period to which the Enrollment Documents are applicable, unless sooner terminated by the participant as provided in Section 10.

        6.     Method of Payment of Contributions.

                (a)    A participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) (or such greater percentage as the Board may establish from time to time before an Offering Date) of such participant's Compensation on each payday during the Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

                (b)    A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during an Offering Period may increase or decrease the rate of his or her Contributions with respect to the Offering Period by completing and filing with the Company new Enrollment Documents authorizing a change in the payroll deduction rate. The change in rate shall be effective as of the beginning of the next payroll period following the date of filing of the new Enrollment Documents, if the documents are completed at least five (5) business days prior to such date and, if not, as of the beginning of the next succeeding payroll period.

                (c)    Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased during any Offering Period scheduled to end during the current calendar year to 0%. Payroll deductions shall re-commence at the rate provided in such participant's Enrollment Documents at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

        7.     Grant of Option.

                (a)    On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of Shares of Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the applicable Purchase Price; provided however that the maximum number of Shares an Employee may purchase during each Offering Period shall be 10,000 Shares (subject to any adjustments pursuant to Section 18 below), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12. The Board may impose additional limits for any offering Period.

                (b)    The fair market value of the Company's Common Stock on a given date (the "Fair Market Value") shall be determined by the Board in its discretion based on the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the Fair Market Value per share shall be the closing sales price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal.

        8.     Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. In lieu of issuing fractional Shares, any excess Contributions shall remain in the participant's account, and shall be applied to future Share purchases. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase Shares hereunder is exercisable only by him or her.

        9.     Delivery. As promptly as practicable after a Purchase Date, the number of Shares purchased by each participant upon exercise of his or her option shall be deposited into an account established in the participant's name with the Designated Broker. Any payroll deductions accumulated in a participant's account that are not applied toward the purchase of Shares on a Purchase Date due to limitations imposed by the Plan shall be returned to the participant.

        10.   Voluntary Withdrawal; Termination of Employment.

                (a)    A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to a Purchase Date by submitting a completed "Notice of Withdrawal" form to the Company's Human Resources Department or electronically completing the required documentation provided by the Company through the Designated Broker, as directed by the Company's Human Resources Department. All of the

participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Offering Period.

                (b)    Upon termination of the participant's Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, whether voluntary or involuntary, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

                (c)    In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option will be terminated.

                (d)    A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan that may hereafter be adopted by the Company.

        (11) Interest. No interest shall accrue on the Contributions of a participant in the Plan.

        (12) Stock.

                (a)    Subject to adjustment as provided in Section 18, the maximum number of Shares that shall be made available for sale under the Plan shall be 250,000 Shares. If the Board determines that, on a given Purchase Date, the number of Shares with respect to which options are to be exercised may exceed (1) the number of Shares that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (2) the number of Shares available for sale under the Plan on such Purchase Date, the Board may in its sole discretion provide (x) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue the Plan as then in effect, or (y) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate the Plan pursuant to Section 19 below. The Company may make a pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company's stockholders subsequent to such Offering Date.

                (b)    The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

                (c)    Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

        13.   Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

        14.   Designation of Beneficiary.

                (a)    A participant may designate a beneficiary who is to receive any Shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations under this Section 14(a) shall be made as directed by the Human Resources Department of the Company, which may require electronic submission of the required documentation with the Designated Broker.

                (b)    Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by submission of the required notice, which required notice may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        15.   Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

        16.   Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

        17.   Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be provided to participating Employees by the Company or the Designated Broker at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

        18.   Adjustments Upon Changes in Capitalization; Corporate Transactions.

                (a)    Adjustment. Subject to any required action by the stockholders of the Company, the number of Shares covered by each option under the Plan that has not yet been exercised, the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), the maximum number of Shares of Common Stock that may be purchased by a participant in an Offering Period, the number of Shares of Common Stock set forth in Section 12(a) above, and the price per Share of Common Stock covered by each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

                (b)    Corporate Transactions. In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. The Board may determine, in its sole and absolute discretion, that in the alternative, each Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the "New Purchase Date"), as of which date any Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section 18, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 18); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

        The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company's being consolidated with or merged into any other corporation.

        19.   Amendment or Termination.

                (a)    The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to an Offering Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 18 and in this Section 19, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

                (b)    Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion are advisable that are consistent with the Plan.

        20.   Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        21.   Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state and foreign securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        22.   Term of Plan; Effective Date. The Plan shall become effective upon approval by the Company's stockholders. It shall continue in effect for a term of 10 years unless sooner terminated under Section 19.

        23.   Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. The Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

MOVIE GALLERY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned holder of Common Stock of MOVIE GALLERY, INC. (the "Company") hereby appoints JOE T. MALUGEN and H. HARRISON PARRISH, and each of them, proxies of the undersigned, each with full power to act without the other and with the power of substitutions, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Ritz-Carlton, Buckhead, 3434 Peachtree Road, NE, Atlanta, Georgia 30326 on Wednesday, June 11, 2003, at 10:00 a.m. (Eastern Time), and at any adjournments thereof, and to vote all shares of Common Stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present, in accordance with the instructions on the reverse hereof, and in their discretion upon such other business as may properly come before the meeting.

        The undersigned hereby revokes any other proxy to vote at such Annual Meeting of Stockholders and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof. The undersigned also acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held June 11, 2003, the Proxy Statement and the Annual Report to Stockholders for the fiscal year ended January 5, 2003, furnished herewith.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE REVERSE HEREOF, AND WILL BE VOTED IN FAVOR OF ANY MATTERS AS TO WHICH NO INSTRUCTIONS ARE INDICATED. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

  X      Please mark votes as in this example.

1.	Election of Directors. Nominees standing for election: Malugen, Parrish, Snow, Sigoloff and Jump
	FOR	WITHHOLD AUTHORITY
For all nominees except as noted above
2.	Proposal to approve the adoption of the Movie Gallery, Inc. 2003 Stock Plan.
	FOR	AGAINST	ABSTAIN
3.	Proposal to approve the adoption of the Movie Gallery, Inc. 2003 Employee Stock Purchase Plan.
	FOR	AGAINST	ABSTAIN
4.	Proposal to ratify the appointment of the Company's independent auditors.
	FOR	AGAINST	ABSTAIN
MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.
MARK HERE IF YOU PLAN TO ATTEND THE MEETING.
Signature:

Signature:

Date:

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On Wednesday, June 11, 2003
PROXY STATEMENT
INTRODUCTION
VOTING SECURITIES
PRINCIPAL STOCKHOLDERS
ELECTION OF DIRECTORS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
JOINT REPORT OF THE BOARD OF DIRECTORS AND THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
FEES PAID TO INDEPENDENT AUDITORS
COMPANY PERFORMANCE
Comparison of Five-Year Cumulative Total Returns Performance Graph for Movie Gallery, Inc.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCK OPTION GRANTS
APPROVAL OF THE ADOPTION OF THE MOVIE GALLERY, INC. 2003 STOCK PLAN
APPROVAL OF THE ADOPTION OF THE MOVIE GALLERY, INC. 2003 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL TO RATIFY APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SUBMISSION OF STOCKHOLDER PROPOSALS
DELIVERY OF THIS PROXY STATEMENT
OTHER MATTERS
APPENDIX "A"
APPENDIX "B"
APPENDIX "C"
MOVIE GALLERY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS